Exhibit 10.2

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT,
MARKED BY [*****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NCR CORPORATION

MASTER HARDWARE SUPPLY AGREEMENT

This Master Hardware Supply Agreement, including any attachments and amendments, (this “Agreement”) is entered into between NCR Corporation and NCR Global Solutions Ltd (“collectively NCR”) and Universal Global Scientific Industrial Co., Ltd. (“Supplier” or “USI”), effective on 1st June 2018 (the “Effective Date”) and will apply to all of the Hardware, including Manufactured Products (as defined in Exhibit 1) and Parts to be supplied by Supplier and its Affiliates designated in Schedule B (“Designated Vendors”) (collectively “Products”), ordered or acquired by NCR, any Third Party Manufacturer (“TPM”) NCR designates as a purchaser of Products (see Schedule B), and NCR's Affiliates (collectively, “Designated Purchasers”) during the term of this Agreement. “Affiliate” means any entity that a party controls, is controlled by or under common control with on or after the Effective Date (but only when such control exists). “Hardware” means the final manufactured goods and may also include software or firmware provided with the goods. “Parts” means any components, sub-assemblies, modules or accessories incorporated within or included with the Hardware. If there are any Products now or hereafter supplied by Supplier or its Affiliates to NCR or to a Designated Purchaser such Products are deemed to be supplied under the terms and conditions of this Agreement whether or not they are specifically listed herein.

Except as expressly stated herein, this Agreement serves as the entire standalone agreement between NCR and Supplier regarding the Products and supersedes any other prior oral or written understandings and agreements of the parties regarding those Products. Other than with respect to order-specific terms printed on the front of NCR purchase orders, provisions on other forms (such as preformatted or preprinted terms and conditions typically found on their reverse side of purchase orders or order acknowledgments) will not apply and are superseded in their entirety by the provisions of this Agreement. This Agreement may be changed only by written agreement entered into by both parties. This Agreement (including any attachments to it) becomes binding on the parties when signed by both of their authorized representatives.

SCHEDULES AND EXHIBITS: The following schedules and exhibits are incorporated into and made a part of this Agreement:

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SCHEDULES
Schedule A	Specifications, Change Control Process, Tooling, and Material Providers
Schedule B	Initial Pricing, Lead Times, Designated Purchasers and Designated Vendors
Schedule C	Quality
Schedule D	Hardware Support Requirements and Spare Parts
Schedule E	Cost Reduction Plan
Schedule F	Long Lead Time Parts Approval
Schedule G	EDI Requirements
EXHIBITS
Exhibit 1	Manufacturing Services
Exhibit 2	Data Security and Privacy
Exhibit 3	Manufacturing License
Exhibit 4	Development Services
Exhibit 5	Tier 2 Suppliers

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Current NCR Designated Purchasers Authorized Signatures below; anticipated Designated Purchasers are detailed in Exhibit B.

NCR BRASIL – INDUSTRIA DE EQUIPAMENTOS PARA AUTOMACAO LTDA	NCR CORPORATION INDIA PVT LTD
By: N/A___________________________ Printed: HUMBERTO CATELAN Title: ______________________________ Date: ______________________________	By: /s/ C. Santhakumar______________ Printed: C. SANTHAKUMAR Title: Sr. Plant Manager Date: 9/July/18_______________________
NCR GLOBAL SOLUTIONS LTD.
By: /s/ William Wayne_______________ Printed: William Wayne Title: Director of Operations____________ Date: 10th July 18_____________________

Supplier Designated Vendor Authorized Signatures below.

USI ELECTRONICS (SHENZHEN) CO., LTD.	Universal Scientific Industrial de Mexico S.A. de C.V.
By: /s/ Vincent Lin_________________ Printed: Title: G.M.________________________ Date: 2018.06.21____________________	By: ______________________________ Printed: Title: Date: ______________________________

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UNIVERSAL GLOBAL SCIENTIFIC INDUSTRIAL CO., LTD.	NCR Corporation
By: /s/ John Fang Printed: JOHN FANG Title: Corp. VP Date: June 25th, 2018	By: /s/ Michael D. Hayford Printed: Michael D. Hayford Title: President & CEO Date: June 28th, 2018
Supplier Address and Contact for Notices: 141, Lane 351, Taiping Rd. Sec. 1, Tsaotuen, Nantou 54261, Taiwan	NCR Address and Contact for Notices : NCR Corporation, 864 Spring St NW, Atlanta, GA 30308-1007 USA

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TERMS

1.    TERM AND TERMINATION
1.1    Term. This Agreement will continue for an initial term starting as of the Effective Date and ending on the third anniversary of the Effective Date (“Initial Term”), and will automatically renew thereafter for one year terms until either party gives notice of non-renewal not less than [*****], or until terminated as otherwise provided in this Agreement. As used herein, “Term” will include both the initial term and any renewal terms.

1.2    Termination.
1.2.1 NCR may terminate this Agreement upon 60 days prior written notice to the Supplier for a material breach of this Agreement, unless during such period the Supplier remedies the breach. Except where Supplier terminates for the reasons described in Section 1.2.2, Supplier may terminate this Agreement upon 60 days prior written notice to NCR for a material breach of this Agreement, unless during such period NCR remedies the breach.
1.2.2 Supplier may terminate this Agreement if (i) NCR fails to pay Supplier when due properly invoiced, undisputed charges totaling more than one month of charges under this Agreement (based on the average monthly charges for the 12 months preceding any such failure, or if during the first 12 months of this Agreement, the estimated charges for NCR for the Products during the first 12 months; (based on the average monthly charges for the 12 months preceding any such failure or if during the first 12 months of this Agreement, the estimated charges to NCR for the Products during the first 12 months) and (ii) NCR fails to cure any such breach within 30 days after Supplier gives written notice of the failure to make such payments after Supplier gives written notice of the failure to make such payments.
1.2.3 Either party may terminate this Agreement without cause at any time after the Initial Term by providing by providing [*****] written notice to the other party.

1.3    Effect of Termination. Termination of this Agreement by either party will not prejudice it or the other party to recover any money amounts or require performance of any obligations due at the time of the termination. Subject to Section 1.4 of this Agreement, if NCR decides to transfer all or part of manufacturing of a Product to another company (including NCR or an NCR Affiliate), Supplier will use [*****] to provide NCR with [*****] support for NCR to efficiently transition the manufacture of Products to the other company for [*****] and [*****] will use [*****] to complete the transition in as short a time period as reasonably practical. The quality of the Products and performance by Supplier during the transition shall not be degraded. NCR will pay Supplier’s reasonable out of pocket costs for such transition assistance unless the transition resulted from a Supplier’s material breach of this Agreement.

1.4    Tooling
1.4.1 At any time after the period ending [*****] (except if NCR terminates the Agreement as a result of USI’s material breach, in which case the [*****] time limitation does not apply), provided NCR has made a full payment to Supplier of the book value of and tooling tools, dies, molds, fixtures, equipment, and other items used by Supplier for the Product (excluding any Tooling provided to Supplier by NCR under this

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Agreement, and excluding any tooling that USI produces at its own cost and uses for other USI customers) necessary, if any, for the production of the Products (the “Supplier Tools”), less any amounts that NCR has previously paid to Supplier for the cost of such tools, then Supplier grants NCR an irrevocable option to take possession of and/or title to the Supplier Tools that are special for the production of the Products.

2.    FORECASTS, AND ORDERS
2.1    Forecast. NCR will use commercially reasonable efforts to provide Supplier on monthly basis with an estimate of anticipated requirements for Supplier’s Hardware by providing a 9 to 12 month rolling forecast. Such forecasts (“Forecasts”) and any other estimates provided to Supplier by NCR are for planning purposes only and may not in any way be construed as an order or binding purchase commitment or representation of NCR. Supplier will use commercially reasonable efforts to plan and align resources required to meet the Forecast. Supplier will provide NCR with notice of inability to meet a Forecast in writing as soon as Supplier becomes aware of any such inability. On a monthly basis, NCR commits to purchase Excess Material from the Supplier, provided that NCR’s obligation to purchase Excess Material shall not exceed the amount of Excess Material needed to fulfill NCR’s Forecast also considering the applicable lead times for such Parts. NCR has the option to buy-back the Excess Material or pay inventory carrying cost (at [*****]) for the next [*****] and NCR has to buy-back the material at the end of the that [*****] period. “Excess Material” means Parts that have been in Supplier’s inventory for more than [*****] which were purchased or manufactured by the Supplier based on NCR’s Forecasts.

2.2    Ordering. NCR may place purchase orders for Products (“Order(s)”) with Supplier in accordance with lead time as set forth in Schedule B. NCR will have no obligation to purchase any Products hereunder until an Order for Products has been placed with Supplier. Supplier may reject any Order by delivering a rejection notice to NCR within five (5) business days after receipt of the Order. Otherwise, the Order will be deemed accepted by Supplier. Orders are deemed conforming (and may not be rejected by Supplier) if a) the delivery dates are based on agreed lead times, and b) the quantity is within the limits set forth in the Forecast or within the quantity flexibility limits described below, and c) Orders are based on the price agreed by the parties. Where the Order is for EOL (as defined in Section 2.6 below) Parts or consigned Parts, for which Parts are available to Supplier on commercially reasonable terms, Supplier will accept the Order and fulfill NCR’s Requirements in a timely fashion.

2.2.1 NCR will have quantity flexibility on delivery schedule within its Orders in the percentages set forth below. NCR may pull in or push out a shipment date for a part of an Order only within the limits set forth below. For NCR’s reschedule request outside the bands set below, the parties will agree any additional costs. For the avoidance of doubt this section 2.2.1 applies to Hardware which has continuous and ongoing demand under normal forecasting conditions.

Days Before Shipment
[*****]         [*****]                     [*****]
[*****]         [*****]                     [*****]
[*****]         [*****]                     [*****]
[*****]         [*****]                     [*****]

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Supplier will use commercially reasonable efforts to accommodate upside and downside requests in excess of the percentages indicated above. Before charging a premium or other fee associated with a flexibility action outside of the parameters above, Supplier will notify NCR in writing, and NCR may accept the premium or fee or the excess Hardware will be subject to standard lead time. If downside quantity can’t be consumed, USI will report to NCR for NCR’s assistance.

2.2.2    Notwithstanding anything to the contrary in this Section 2, for any Part having an unusually long lead time, the parties may agree on quantities that Supplier will stock and NCR’s liability for Parts required to fulfill NCR’s Orders. Such agreement may be evidenced by emails, provided that the agreement by both parties is clear. The initial list of long lead time components, if any, is attached on Schedule F.

2.2.3    Notwithstanding anything to the contrary in this Agreement, NCR will have no liability to Supplier for (i) Products that fail to comply with the warranties on delivery or (ii) Product that are reused or resold by Supplier.

2.3    Cancellation. NCR may cancel any Order in whole or in part at its convenience. Supplier will raise with NCR any concerns it has in relation to excess stock exposure. Upon cancellation, NCR is liable for any finished goods in the Order cancelled. In addition, NCR accepts liability for work in process, Parts, and materials to meet the Order subject to the following:
(i)     Supplier will use commercially reasonable efforts to assist NCR in minimizing NCR's liability by taking the following steps:

a)	As soon as is commercially practical reduce or cancel material orders to the extent contractually permitted;

b)	Return all components and materials to the extent contractually permitted;

c)	Make all commercially reasonable efforts to sell components and materials to third parties and other Supplier customers;
d)Assist NCR to determine whether current work in progress should be completed, scrapped or shipped "as is"; and
(ii) NCR will use commercially reasonable efforts to assist Supplier in minimizing Supplier's liability.

2.4    Rescheduling Orders. NCR may reschedule an Order from its originally scheduled ship date provided that the rescheduled shipment date will in no event be later than two (2) months past the initial shipment date and the reschedule quantity is within the flexibility parameters stated above in Section 2.2.1, unless agreed otherwise. Once the said two months period expires, NCR shall agree to Supplier’s arrangement for immediate shipment of the rescheduled Order. If NCR subsequently cancels a rescheduled Order, the provision of Section 2.3 will apply.

2.5    Supplier may not ship a partial quantity of a particular Order of Products without NCR’s prior approval.

2.6 EOL. NCR will notify Supplier that a Product will reach an End-of-Life (EOL) status. NCR will provide Supplier with a last-buy order on such EOL Product to meet NCR’s final requirements, with delivery not to exceed six (6) months from the date of the last-buy Order. Supplier will make best efforts to mitigate the potential liability of NCR through reselling material and consuming common parts, and NCR, in this

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case, will have full liability for said inventories of materials and parts. Notwithstanding the foregoing, Supplier shall adhere to its obligations in relation to Exhibit D (Services)

3.    PRICE AND PAYMENT
3.1    Prices. Initial pricing is set out in Schedule B of this Agreement, as applicable. Pricing can only be changed with the mutual agreement of Supplier and NCR. Any price changes agreed from time to time by Supplier and NCR will become effective with receipt of the applicable Product on or after the date of Supplier’s acceptance of the first Order that includes new pricing. Upon mutual agreement, Supplier will accommodate any such change in price on open Orders (reflecting the older price) by issuing a respective credit or debit for remaining open balances. The credit or debit will be for the difference between the agreed new price and the older price shown on the Order.

EXAMPLE:
If an open Order reflects 100 pieces of a Product at the last price of $10 each for a total amount of $1000 and a new price of $9 each has been agreed between the date of the Order and the issuance of the invoice, then Supplier’s invoice will show a credit, as follows or similar language.

PO# ________ for 100 units of part xxx-xxxx @ $ 10                $ 1000.00

Price reduction credit - 100 units @ $ 1                 (100.00)

    Total Due         $ 900.00

3.2    Most Favored Customer. Supplier represents that the terms, benefits and warranties, as well as the prices provided to NCR under this Agreement are [*****] offered by Supplier to any commercial customer who has purchased the same or comparable products under similar (not exact) conditions and in similar (not exact) quantities.

3.3    Cost Reductions. Supplier will continue throughout the Term of this Agreement to use its best efforts to reduce costs for all Products and for Product support, including by meeting the cost reduction goals as set forth in Schedule E.

3.4    Taxes. Product prices are exclusive of all taxes, including country, state or local sales, use, property, excise, value added or similar taxes that may be levied as a result of sale or delivery of any Product under this Agreement. Supplier will charge such taxes separately on its invoices on all sales for which NCR has not provided valid exemption documentation. Supplier will be responsible for all taxes based upon its personal property ownership and income.

3.5    Invoicing. Supplier will invoice NCR promptly upon shipment of Products, but in no event later than 3 calendar days following such time. Supplier will submit electronic invoices through EDI, NCR’s “iSupplier Portal”, or as otherwise directed by NCR. When invoices for Products ordered by NCR Global Solutions Limited for delivery to the NCR site are submitted to NCR via the iSupplier portal or via EDI or NCR's scanning centre in India, Supplier will also send a hard copy of each invoice to NCR’s accounts

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payable department of the Site that raised the Order if requested by NCR via e-mail. Payment of such invoices is subject to receipt by NCR of a hard copy. In the event that Supplier is hereafter authorized by NCR in writing to submit paper invoices in lieu of electronic invoices, Supplier will ensure that all paper invoices are addressed to the specified NCR individual. Supplier's invoices will (a) contain only 1 part number per line item on each invoice, (b) only reference 1 purchase order per invoice, and (c) contain the following minimum information: (i) NCR's Purchase Order number; (ii) NCR's product I.D., part number or other relevant number; (iii) an item description of the materials shipped; (iv) the quantity of items shipped; (v) the unit and extended price applicable thereto; and (vi) Supplier’s serial number, if applicable. All invoices for Product covered by this Agreement should be sent to the NCR Accounts Payable Department of the NCR site that raised the Order.

3.6    Payment. Payment terms are [*****] from the date of NCR's receipt of a proper invoice. All prices and payments will be in U.S. Dollars unless otherwise agreed upon in writing. NCR may, with Supplier approval, offset any payments owed to the Supplier pursuant to this Agreement or otherwise against any amounts owed by the Supplier to NCR.

4.    LEAD TIME AND DELIVERY
4.1    Lead Time. Orders will be placed in advance of the required delivery date, allowing for the then current agreed lead time. Initial lead times are detailed in Schedule B.

4.2    Shipment; Risk of Loss. Unless otherwise provided in a SMI, or in 4.3 below, all Products purchased under this Agreement will be shipped FCA USI Factory location (as specified in the applicable Order) (Incoterms 2010) (“Delivery”) and pursuant to any further instructions contained in the NCR Supplier Guide (see Schedule C). Title, risk of loss and damage will pass from Supplier to NCR upon Delivery by Supplier to NCR. Supplier will provide to NCR, prior to the first Delivery of any Product, and thereafter annually, a certificate of origin stating the country of origin for the Product upon NCR’s request. If the country of origin for any Product changes, Supplier will provide an updated certificate of origin before any Delivery of a changed Product.

4.3     Late Deliveries. Without prejudice to any other rights and remedies available to NCR, Supplier will notify the applicable NCR Buyer promptly upon the Supplier having reasonable belief that an agreed upon committed ship date (“CSD”) will not be met. If Product (conforming to the Specifications and all quality and other requirements herein) is not delivered by the CSD due to any reason attributable to Supplier, (except for the reason caused by EOL parts), Supplier will (a) ship by air freight or other mode specified by NCR, at Supplier's expense; and (b) will reimburse or credit NCR for [*****]. For the avoidance of doubt, any missed CSD’s more than [*****] based on agreed lead times, except caused by Force Majeure, that are caused by Supplier will entitle NCR to terminate all outstanding Orders of respective Product without any liability whatsoever.

4.4    Supplier Managed Inventory. Upon mutual agreement, Supplier will either implement a SMI program in accordance with the terms of Exhibit 3 or some other mutually agreed form of a localized stocking program.

5.    SUPPLIER'S REPRESENTATIONS, WARRANTIES, AND COVENANTS

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5.1     Intellectual Property Rights and Title. Supplier warrants and represents that it possesses all right, title and interest in the Product necessary for Supplier to sell the Products to NCR and grant to NCR the rights and licenses for NCR’s sale of Products under this Agreement; and that the Product does not infringe any third party’s patent, copyright, trademark, trade secret or other intellectual property right, provided, however, that the foregoing warrants and represents of non-infringement will not apply to i) the combination of the Product with other products, processes or services not furnished by Supplier, unless the combination is contemplated in Supplier’s documentation for the Product or the combination is necessary for the Product to achieve its intended purpose, or ii) modifications to the Product not made by Supplier or in accordance with Supplier’s instructions, if such Claim would not have arisen but for such modification, or iii) Supplier’s compliance with NCR’s specific design, specification, drawing, instruction, for the Product itself, if such Claim would not have arisen but for such compliance, or iv) Parts purchased by Supplier from Tier 2 Suppliers pursuant to Exhibit 1, or v) Manufactured Products provided by Supplier pursuant to Exhibit 1 except for the part made by Supplier contained in the Manufactured Products.

5.2    Warranties of Suppliers for Benefit of NCR. For the benefit of NCR Supplier will use its best efforts to obtain from all vendors the fullest possible warranties against defective materials and workmanship for components and assemblies that go into the build of the Products.

5.3     Free and Clear of All Liens. Supplier will keep the properties of NCR, under the control of Supplier, (including Products sold to NCR) free and clear of all liens, encumbrances and charges of any kind. If any such lien will attach or any claim for such is filed, Supplier will immediately procure the discharge thereof. If Supplier fails to discharge such lien, NCR will have the right, but not the obligation, to discharge the lien and assess against Supplier (or offset against any amounts otherwise payable to Supplier) any costs incurred by NCR, plus simple interest at the maximum rate allowed by law from the date of discharge.

5.4     Compliance with Standards and Laws; Safety and Regulatory Agency Requirements. Supplier will comply with all applicable country, federal, state, local and foreign laws, rules, acts, orders and regulations, including, but not limited to, laws pertaining to employment, import and export compliance, antitrust, environmental health, safety, chemical/material restriction and electronic/product and waste take-back.  Supplier will identify and procure all required permits, certificates, licenses, insurance, approvals and inspections; and will submit all reports, certifications, and other documents as required, including information related to the proper and safe handling of the Products.  Should Supplier’s services hereunder require Supplier to perform, support, or handle any importation of any item into the U.S., Supplier will cooperate with NCR to ensure that its business practices and related processes comply with cargo security requirements of U.S. Customs and Border Protection’s (CBP) Customs-Trade Partnership Against Terrorism (C-TPAT) program. In compliance with the provisions of all applicable federal, state, and/or local laws, regulations, rules and orders, Supplier will utilize standard industry practices, such as but not limited to: a) criminal background checks, b) credit checks and/or, c) driving record checks, to ensure fitness of employees.  Supplier will not employ any person that fails to meet the appropriate fitness criteria. Supplier will conduct business ethically and comply with the NCR Supplier Code of Conduct available at this site: http://www.ncr.com/company/suppliers/manuals-forms-and-templates. Any provision which is required to be a part of this Agreement by virtue of any law is incorporated herein by reference.  Supplier will conduct business ethically, follow generally accepted accounting practices, and will promote policies and practices requiring its employees, agents and contractors to conduct themselves in accordance with the requirements

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of this paragraph. Supplier and its employees, agents and contractors will adhere to NCR’s site security rules when visiting NCR premises. As may also be indicated in applicable Specifications, Supplier warrants that all Products and packaging material will comply with all applicable country, federal, state and other governmental regulations in effect at the time of manufacture, including without limitation, CTPAT, RoHS, WEEE, REACH, EMC and FCC regulations (as applicable), and Products will be listed or certified by a nationally recognized testing laboratory (if applicable to such Products) with Supplier's name, Supplier's trade name, Supplier's trademark and file number.

5.5    Supplier represents and warrants that (i) Supplier shall comply with all Legal Requirements regarding the handling, labeling, packing, transportation, processing, use and/or disposal of hazardous materials, including lithium batteries, and (ii) Supplier has provided its personnel with sufficient training on the handling, labeling, packing, transportation, processing, use and disposal of hazardous materials that are an ingredient or a part of the Products, including lithium batteries, in order for the Supplier and its personnel to exercise that measure of care and precaution that will comply with any applicable Legal Requirements and prevent bodily injury or property damage in the handling, labeling, packing, transportation, processing, use and/or disposal of the Products, containers and packaging. In addition, Supplier represents and warrants that Supplier shall provide any special handling instructions as may be necessary to advise logistics providers, and handlers of the Products and their personnel of how to comply with any applicable Legal Requirements and prevent bodily injury or property damage in the handling, labeling, packing, transportation, processing, use and/or disposal of the Products, containers and packaging. “Legal Requirements” means all applicable laws, rules, regulations, policies, procedures, standards and orders, of whatever kind and nature and of all applicable governmental and industry bodies, now or hereafter in effect, relating to Supplier’s performance of this Agreement and the manufacture and supply of the Products in the country of origin and the country of ultimate sale to consumers, including, but not limited to, the United States Fair Labor Act, the NCR Supplier Quality Manual, any NCR compliance policies provided NCR to Supplier and all export, health and safety, equal opportunity, immigration and environmental laws, restrictions and regulations.

6.    MANUFACTURING LICENSE
If this Agreement is terminated by NCR due to any material breach which is attributable to the Supplier, or if Supplier discontinues the manufacture or supply of the Product, or is unable or unwilling to supply NCR with NCR's reasonable requirements of Products, then Supplier hereby grants a perpetual, non-exclusive, world-wide, license to NCR on financial terms to be agreed, to use, modify, copy, sell, distribute, manufacture, and/or have manufactured, the Products. Such manufacturing license may be further described in Exhibit 3 (Manufacturing License) hereto.

7.    PRODUCT QUALITY AND SUPPORT
7.1    Quality. Supplier will implement, maintain and continuously improve quality necessary to produce and deliver to NCR only those Products that are defect free and strictly conforming to the Product’s Specifications. Supplier will deliver Products conforming to the reliability, design verification, compatibility testing, and interoperability requirements referenced in this Agreement and the Product’s Specification. Any acceptance of Products by NCR will not be a waiver of those obligations in any respect. Supplier will cooperate with NCR in the utilization of measurement tools and data collection designed to assess the performance of suppliers to NCR, and in resolving identified deficiencies to prevent recurrence. Supplier will also use its reasonable efforts to assist NCR in its Product qualification process by providing all requested

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Product documents and information, a defined support structure and assistance in resolving any problems that may arise. Upon NCR’s request, Supplier will provide NCR an opportunity to review Supplier’s disaster recovery plan. At a minimum, the plan will address production interruptions and the contingencies including the situations set forth in Section 15.1 below. Further details of NCR’s quality requirements are in Schedule C and NCR’s Supplier Quality Manual which is made part of this Agreement and can be accessed at:

http://www.ncr.com/company/suppliers/manuals-forms-and-templates

Promptly upon notice from NCR of any problems with the quality of Products or spare Parts, the Supplier will ensure that corrective/preventative action is taken to ensure any problem encountered does not recur and also to retain the status of an approved supplier. The Supplier should follow NCR's Corrective Action Procedure as detailed herein.

7.2    Specification Changes and Release of New Products.

7.2.1
Either party may propose changes to Specifications affecting any Products (“Product Changes”) in accordance with the provisions of Schedule A. If either party rejects the Product Changes, Products will continue to be supplied under prior applicable Specifications. Any inventions, innovations, designs, plans, specifications, drawings, materials, components, utility patent rights or the like (collectively, “Inventions”) supplied by or on behalf of NCR and/or its Affiliates to Supplier shall be the property of NCR (and/or such Affiliates) and Supplier shall have no rights, property or interest in any portion of such Inventions. With respect to Products or modifications to Products that are co-developed, NCR and/or its Affiliates shall have all title, rights and interest, including but not limited to Inventions and design rights in any invention developed pursuant to such co-development. The trademarks, design and Inventions are deemed to be Intellectual Property. Any works created by Supplier for specifications changes shall be considered a “Work Made for Hire” as that phrase is defined by the U.S. copyright laws and shall be owned by and for the express benefit of NCR. In the event it should be established that such work does not qualify as a Work Made for Hire, Supplier agrees to and does hereby assign to NCR all of its right, title, and interest in such work product including, but not limited to, all copyrights, patents, trademarks, and other proprietary rights. Supplier hereby irreversibly assigns any and all rights it may have or acquire in any portion of the Intellectual Property (including but not limited to rights to improvements or changes), at law or in equity, to NCR. Without limiting this Section, Supplier shall keep the Intellectual Property in confidence and shall return such items upon termination of supply of Products to NCR and/or its Affiliates. Supplier agrees to sign such further documents as may be requested by NCR to effectuate the transfer of the Intellectual Property.

7.2.2
If Supplier acquires or develops a type of product which is like the Products, or performs a similar function, or would cause one or more Products to be obsolete, and to the extent such development or new product is under the absolute ownership of Supplier, on the condition that no obligation with other third party will be violated, Supplier will give NCR written notice at least 90 days prior to the release of a new product; Furthermore, Supplier will furnish NCR with the specifications and other pertinent information under separate mutually agreed-upon terms; and, at the request of NCR, arrange an engineering evaluation of the product immediately. At its option, NCR may elect to substitute

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the new product for the Products under this Agreement at a price mutually agreeable between the parties.

7	Epidemic Failure

7.3.1	The following definitions will apply to this Section 7.3:

“Field Retrofit Order” or “FRO” means the detailed plan which is established by NCR and implemented for the purpose of remedying an Epidemic Failure or a safety/ hazard situation, including at end-user sites, in plants and in warehouses, if applicable. The plan generally will include a process and repair method for deploying and implementing the repair and or replacement of all affected Products in the Lot(s) and the estimated costs to deploy the fix dependent on the quantity of affected Product.

“Epidemic Failure” means the failure, arising from a single root cause and displaying a same failure symptom, (i) which is at [*****] of the Products in any Lot and (ii) which defect is attributable solely to Supplier and/or its vendors, excluding any and all failures caused by Parts supplied to USI by Tier 2 Suppliers for Manufactured Products. The failure rate will be established from mutually agreed-upon records which may include data supplied by NCR’s distributors, resellers, subcontractors or customers.

“Lot” means a specific quantity of Product that (i) is produced under uniform conditions and series of operations, or (ii) has the risk of being affected by a common root cause of failure which is attributable to Supplier and/or its vendors.

Epidemic Failures. The parties will co-operate and work together to analyze failures, monitor such failures, report where appropriate and identify the common root cause. Data collected by both parties will assist in the process. Upon reaching the Epidemic Failure rate, NCR may notify Supplier that an Epidemic Failure has occurred. Such notice will include a description of the nature of the failure and other supporting data. Supplier will be responsible for all costs of the failure, of implementing the FRO for Hardware inside or [*****] the Warranty Period including (a) replacement parts, materials, sub-assemblies or supplies; (b) technical support labor costs in handling customer calls; (c) on-site service labor in replacing all Products within the Lot(s); and (d) all packaging, shipping and handling costs to and from the customer and warehouse locations and Supplier’s repair facility. The FRO will be applicable for all Products within the relevant Lot(s) unless and to the extent Supplier can establish that specific Products within the Lot(s) are not affected by the root cause. In addition to the foregoing, Supplier will, at NCR’s option, appoint a senior level representative to coordinate a root-cause analysis and cooperate with NCR in the development of the FRO. Notwithstanding anything foregoing to the contrary, Epidemic Failure shall not include the failure of Product which is caused by (i) NCR's design or (ii) NCR's use of the Product which is not the use contemplated by the parties under this Agreement.

7.4    Product Support Requirements. Supplier will provide support in accordance with Schedule D attached hereto.

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7.5    Supplier Scorecard. The Supplier Scorecard will be used as a tool to review and evaluate a Supplier’s performance during quarterly business reviews with Supplier. Refer to the NCR Services Design and Logistics Supplier Guide (“NCR Supplier Guide”) at http://www.ncr.com/company/suppliers/manuals-forms-and-templates and the Supplier Quality Manual for descriptions of what criteria is to be measured, the metrics and the reporting process.

7.6    Electronic Linkage (Electronic Data Interface and Electronic Commerce). Supplier agrees to cooperate with NCR in establishing electronic ordering and invoicing processes as further outlined in Schedule G and as specified in Section 3.5 above. Supplier will also obtain and operate at Supplier’s cost the necessary hardware and software as is reasonably required to implement such processes. When using EDI, Supplier agrees to provide NCR with information covered by EDI transaction 856 – Advance Shipment Notification in a form required by NCR to help prepare NCR for Purchase Order receipts and for order tracing activity.

8.    PRODUCT WARRANTIES

8.1    Warranty.
For Product purchased under this Agreement, Supplier warrants that, for a period of [*****] from the date of delivery to NCR (the “Warranty Period”), all Products will conform to the Specifications and the quality provisions of this Agreement; will be merchantable and fit for purpose (including general merchantability and any specific purpose identified prior to Order); will be new and unused and will not contain used or repaired parts; and will be free from defects in material, USI design, and workmanship. If the Product is software, or includes software or firmware, it will contain no viruses or harmful code. Supplier warrants that it has the right to grant the licenses set forth herein and that the Products are free and clear of all liens, encumbrances and conflicting rights. For Products that fail within the Warranty Period, Supplier will promptly repair or replace non-complying Products that do not conform to the warranties in this Agreement (or provide credit or refund equal to the price NCR paid for the Product). If the Product includes any services, and the services are rejected, Supplier will perform such work as necessary to properly provide the services rejected at no additional cost to NCR. Each party will bear one way freight for in-warranty returns. NCR will bear the total cost of freight for any Product returned to Supplier under this clause where no fault has been found. Supplier will have the warranty obligations provided in this Section as to all Products notwithstanding their acceptance by NCR. The Supplier will deliver repaired or replacement Products to NCR within [*****] of Supplier's receipt, unless otherwise specified in writing.  Supplier will advise when parts are received and when they ship the Product back to NCR. The warranties provided in this Agreement do not apply to the extent that warranty non-conformances arise from (i) the specific design or specifications of NCR; (ii) misuse or neglect, by NCR and/or its customers or accidental damage not caused by Supplier; and (iii) any incompatibility with other parts of a third party, except where Supplier has specifically warranted compatibility. Notwithstanding the foregoing, the Warranty Period for batteries, and adapters is the warranty period provided by such batteries and adapters vendor.

Any Product found by NCR prior to shipment to the end customer to contain a defect attributable to NCR may be returned to the Supplier for rework under a rework purchase order. The Supplier shall confirm the cost of any such rework within an agreed delivery schedule. The Supplier shall provide NCR with, details

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of fault categorisation, rework carried out and the cost for each rework incident, as detailed in the quarterly report.

8.2    Reworkable Parts. NCR’s service organization purchases Parts from Suppliers. For Parts that are normally re-workable and are either repaired or replaced by Supplier, Supplier will ensure that such Parts have a serial number, model number, date of manufacture, or some other similar identification. NCR will accumulate failed Parts and periodically return them to Supplier. For Parts still under warranty, Supplier will provide at NCR’s option (a) a replacement Part (new or reworked to perform like new. Costs for non-warranty items will be subject to any repair quotation issued by Supplier, or (b) a refund or purchase credit equal to NCR's purchasing cost for the Part.

9.    INDEMNIFICATION AND INSURANCE
9.1     Indemnification - Supplier will defend at its expense and indemnify NCR, its customers, employees, directors, contractors and Affiliates for any actual or threatened claims, suits, costs (including attorney’s fees), losses or damages (“Loss”), except for any subsequent penalty, directly arising out of (i) a breach by Supplier [*****] of [*****]; or (ii) any injury to, or death of, any person (including persons employed by NCR) or damage, loss or destruction of any property (real or personal) if such injury, death, damage, loss or destruction results from or arises out of (a) [*****] or (b) [*****]. The NCR Indemnitees shall not enter into any settlement, consent judgment or stipulated motion without Supplier’s prior written consent.

9.2    Intellectual Property Infringement.
9.2.1    Definitions. The terms noted below have the following meaning as used in Sections 9.2.2 and 9.2.3.

“NCR Indemnitees” means NCR and its Affiliates and their respective directors, officers, shareholders, employees, distributors, resellers, customers and end users.

“Losses” as that term is used below, in addition to the cost of defense, settlement and judgment, should include NCR’s out of pocket costs to replace infringing Products in the event of an injunction.

9.2.2    Indemnification for Intellectual Property Infringement. At its expense, Supplier will defend, indemnify, and hold harmless the NCR Indemnitees from and against all Losses arising out of or relating to any actual or threatened claim, suit or proceeding brought against any of the NCR Indemnitees alleging that any Product (excluding [*****]) or its use infringes any patent, copyright, trademark or other intellectual property or misappropriates a trade secret or other confidential information (each a “Claim”). In conjunction with a Claim brought in a suit or proceeding, Supplier will defend at its expense the suit or proceeding with litigation counsel selected in consultation with the NCR Indemnitees. Without limiting the foregoing obligations, Supplier will pay all costs and damages, including any enhanced damages, finally awarded with respect to any Claim and will pay all amounts agreed to in settlement of any Claim. Supplier will not enter into any settlement, consent judgment or stipulated motion that requires any NCR Indemnitee to admit any liability or wrongdoing or pay any amount without the NCR Indemnitee’s prior written approval. Supplier may, at its sole expense, obtain for the NCR Indemnitees the right to use and sell the Product, replace the Product with a non-infringing substitute of materially equal quality, performance and functionality, or modify the Product so that it is not infringing provided the modification does not materially affect the quality, performance and functionality of the Product. If Supplier is unable to reasonably secure any of those remedies

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and use or sale of the Product by NCR has been enjoined, Supplier will refund the purchase price (or refund to the end users the purchase prices) they paid, if requested by NCR, for the enjoined Products, and the NCR Indemnitees, in their sole discretion, may by notice terminate this Agreement in whole or in part. The foregoing obligations will not apply to any Claim caused by [*****].

9.2.3    Indemnification Procedures. NCR Indemnitees will give Supplier (1) prompt written notice of the Claim; (2) reasonably requested information that the NCR Indemnitees possess necessary for the defense of the Claim; (3) reasonable cooperation and assistance necessary for the defense of the Claim; and (4) subject to the limitations set forth in paragraph 10.2.2, sole authority to defend or settle the Claim. Supplier will keep the NCR Indemnitees informed of the defense and settlement of the Claim and will consult with the NCR Indemnities on strategies for the defense and settlement of the Claim.

9.3    Supplier Agreements. With regard to paragraphs 9.1 and 9.2 above, Supplier will apply best efforts to include substantially similar indemnification terms in its contracts with its vendors of the items which are included with or make up the Products. Supplier agrees to enforce such terms on its behalf of and for the benefit of NCR, and if Supplier fails to enforce such terms, NCR will be deemed a third-party beneficiary of the contract and is hereby assigned rights to enforce such terms in place of Supplier.

9.4    Insurance. Supplier will maintain, at its expense, commercial general liability insurance including contractual liability, coverage for use of independent contractors, and product/completed operations, as will fully protect NCR, from claims relating to the Products (including claims brought by NCR customers against NCR). The insurance will (i) provide limits of at least [*****] combined single limit (CSL) per occurrence, for bodily injury and property damage, with [*****] annual aggregate; (ii) carry an endorsement that NCR and its customer will be an additional insured and that the insurance will be primary and that insurance, if any, maintained by NCR will be excess; and (iii) if coverage is on a "Claims Made" form, then a policy must be maintained during the term of this Agreement and for a period of five (5) years after termination of this Agreement. Certificates of insurance showing compliance with these requirements will be furnished by Supplier immediately after signing this Agreement. Certificates will state that the policy or policies have been issued and are in force, will not expire or lapse, and will not be cancelled or changed. Upon NCR's request, Supplier will furnish NCR such policies of insurance with all endorsements, or conformed specimens thereof, certified by the insurance company to be true and correct copies.

10.	LIMITATION OF LIABILITY
10.1        SUBJECT TO THE EXCEPTIONS LISTED IN THIS SECTION 10.1, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES OR LOSSES, INCLUDING ANY LOSS OF PROFITS UNDER ANY THEORY OF LIABILITY. THE FOREGOING LIMITATIONS DO NOT APPLY TO (A) [*****] (B) [*****] OR (C) [*****].

10.2    The parties acknowledge and agree that the following damages are direct damages recoverable under this Agreement and that neither party shall claim or assert that such damages are indirect, incidental, special or consequential damages or otherwise unrecoverable to the extent they result from the failure of a party to comply with this Agreement: [*****]

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11.    CONFIDENTIALITY, PUBLICITY AND DATA PRIVACY
11.1    "Confidential Information" is information first disclosed by the disclosing party to the receiving party during the term of this Agreement which is related to business conducted by the parties under this Agreement (the “Authorized Purpose”) and which is: (a) clearly designated, labeled, or marked as confidential or its equivalent at the time of disclosure; or (b) of a nature such that the receiving party knows or should know it to be confidential. In addition, Confidential Information includes the fact of discussions between the parties about the Authorized Purpose. Confidential Information does not include information that is: (a) lawfully possessed or known by receiving party prior to receipt from the disclosing party; (b) becomes publicly available through no act or omission of the receiving party; (c) furnished to the receiving party by a third party without known use or disclosure restrictions; or (d) independently developed by the receiving party without breach of this Agreement. A disclosure by the receiving party required pursuant to any judicial or governmental proceeding will not be a breach of this Agreement if, to the extent permitted under the circumstances, the receiving party has first given the disclosing party notice and opportunity to protect its Confidential Information by protective order or other means. The receiving party will use best efforts to prevent the disclosure of Confidential Information to any other person, unless disclosure is required by law. Notwithstanding the foregoing, the receiving party will be entitled to provide Confidential Information of the disclosing party to third party contractors of or supplier of the receiving party who have executed a written obligation of confidentiality conforming to that of this paragraph, and to Affiliates. The parties shall not use the other parties Confidential Information except for the benefit of the other party.

11.2    Neither party will publicize or otherwise advertise the existence of this Agreement without the prior written consent of the other party, except if required by law or order of court of competent jurisdiction, and then only after providing the other party with prior written notice and opportunity to object.

11.3    In the performance of any services to NCR under the Agreement, including but not limited to the supply of Products, support, manufacturing services and any other services (“Services”), Supplier may collect, record, organize, store, adapt or alter, retrieve, consult, use, disclose by transmission, disseminate or otherwise make available, align or combine, block, erase or destruct, whether or not by automatic means (collectively “Process”) information or data NCR provides to you or that you generate in connection with the Services (“NCR Data”). NCR Data may, but does not necessarily, include information or data that actually identifies an individual, or if combined with other information or data accessed or accessible by any person, could identify an individual (“Personal Information”); examples of Personal Information include national identification numbers (e.g. social security numbers, social insurance numbers and the like), date of birth, home address, email address, IP address, driver’s license or passport number, or financial account number. Supplier will protect all NCR Data as Confidential Information of NCR and will comply with the terms of Exhibit 2, Data Security and Privacy.

12.    NOTICES AND COMMUNICATIONS
All notices (including requests, consents or waivers) made under this Agreement will be in writing and delivered by facsimile, electronic mail, or other electronic means (in which case the recipient will provide acknowledgment within one business day separately from any machine-generated automatic reply); or by prepaid means providing proof of delivery. Notices are effective upon receipt, and will be sent to the addresses shown on the first page of this Agreement. In addition, a copy of any notices sent to NCR will

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be sent to General Counsel/Notices, NCR Corporation, 864 Spring St. NW, Atlanta, GA 30308-1007 , email: law.notices@ncr.com.

13.    INSPECTION RIGHTS.
13.1    Supplier will keep all usual and proper records and books of account, and all usual and proper entries relating to compliance with this Agreement, including but not limited to records relating to [*****] generated, collected, processed or stored by Supplier in performance of its obligations under this Agreement for a period of at least five years (except as specified otherwise herein) and in accordance with Legal Requirements. Upon two weeks prior notice by NCR, Supplier will permit NCR to audit the same (on business days and not more than once per year, except where an audit reveals a deficiency, in which case NCR is entitled to conduct further audits to satisfy itself that such deficiency has been remedied), which audit may be performed by NCR or an independent auditor retained by NCR. If an audit reveals a material breach of this Agreement, then [*****].

13.2    Subject to the prior notice requirement in Section 13.1, Supplier agrees to allow NCR’s representatives or their authorized agents or NCR’s customers at any and all times during regular business hours to enter Supplier's facility where Products are produced to inspect the facility, the manufactured Products, and the means for manufacturing Products, including, but not limited to, [*****]. Supplier is responsible for correcting any deficiencies identified by NCR’s inspection prior to the production and delivery of the Products. Notwithstanding any of NCR’s other rights, NCR reserves the right to cancel outstanding orders and/or cease doing business with Supplier if Supplier refuses to allow inspection of its facilities.

14.    GENERAL TERMS
14.1    Force Majeure. Neither party will be liable for failure to fulfill its obligations due to causes beyond its reasonable control and without its fault or negligence (“Force Majeure”). A party must (a) use commercially reasonable efforts to promptly notify the other in advance of conditions which will result in a delay in or failure of performances, (b) use commercially reasonable efforts to avoid or remove the conditions, and (c) immediately continue performance when the conditions are removed. Notwithstanding the foregoing, Supplier will maintain a disaster recovery plan which shall, as a minimum, address production interruptions and the contingencies due to Force Majeure causes. On NCR’s request, Supplier will provide NCR an opportunity to review Supplier’s disaster recovery plan which will be prepared within 60 days after the Effective Date.

14.2    Designated Purchasers and NCR Third Party Beneficiary. Each Designated Purchaser will be entitled to purchase Products pursuant to this Agreement and any purchase of Products for NCR by a Designated Purchaser will be deemed to be made pursuant to this Agreement notwithstanding any other purchase order document that may be used. NCR will be entitled to exercise all rights and remedies available to the Designated Purchaser or NCR under this Agreement as a third party beneficiary, if permitted by law.

14.3    Severability, Survival and Waiver. Failure to enforce any provision of this Agreement is not a waiver of future enforcement of that or any other provision. The provisions of this Agreement are severable; if any provision is unenforceable, the remaining provisions will remain in effect.

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14.4    Governing Law and Disputes. New York law governs this Agreement, all Orders made and any transactions occurring under it, and the relationships created by it, without reference to principles of conflicts of law that would result in the application of any other State’s laws. In the event of any claim, controversy or dispute arising out of or related to this Agreement, any Order or any Product, either party may bring a legal action against the other, which action shall be exclusively brought and exclusively maintained in the state or federal courts located in the state of New York and New York County in the United States, the location of NCR’s executive offices. Supplier irrevocably consents to jurisdiction and venue therein and hereby waives any right to object to jurisdiction or venue. The parties waive their right to a trial by jury in all such actions, and irrevocably consent to having all claims by all parties tried to the court as the sole trier of fact.

14.5     Assignment. This Agreement and any right or obligation it governs may only be assigned or delegated by either party with the prior written consent of the other party, which consent will not be unreasonably withheld, except as provided to NCR in Section 14.2 and except that NCR may assign or delegate this Agreement and any Orders outstanding under it without consent to any Affiliate or to the purchaser of all or substantially all of the assets of NCR Corporation or of a relevant product line or NCR line of business. A change of control of a party shall be deemed to be an assignment of this Agreement. This Agreement will be binding upon any permitted successor or assignee of a Party.

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SCHEDULE A
SPECIFICATIONS, CHANGE CONTROL PROCESS, TOOLING,
& MATERIAL PROVIDERS

1.	SPECIFICATIONS / CHANGES.
1.1    Specifications. “Specifications” means all documented technical and design information, and performance criteria for Products (a) as provided or otherwise made available to NCR by Supplier (including in associated publically available literature and/or marketing materials) and (b) as expressly provided by NCR to Supplier (including in any Order), and all modifications, amendments or changes thereto made pursuant to the terms of this Schedule. Supplier acknowledges that Specifications provided by NCR are the confidential and proprietary property of NCR, and NCR hereby grants Supplier a license to use such Specifications for the sole and limited purpose of performing its obligations under the Agreement. Notwithstanding anything to the contrary, to the extent they differ from those provided or otherwise made available to NCR by Supplier, Specifications expressly provided by NCR to Supplier shall control.
1.2    Changes. Either party may initiate a revision to the Specifications in accordance with Section 2 below. Notwithstanding anything to the contrary herein, NCR retains the right to approve the Specifications for all Products, including any changes thereto in advance of their implementation with respect to any Products. Supplier will be responsible for documenting all revisions to the Specifications, and integrating the same with their systems, to ensure that all Supplier documentation properly reflects the correct information (including revision date / number) and that all Products are provided consistent therewith. If the parties agree to implement a change in the Specifications, they will negotiate any schedule changes reasonably required thereby.
1.2.1    Payment. NCR will agree to a reasonable increase in the price of a Product directly resulting from a change in its Specification requested by NCR, provided such price increase is agreed in advance by NCR. The cost of any changes, to the extent such change is required by Supplier, generally applicable to the manufacture of Product or like products (including any capital expenditure incurred to implement any revision, costs of additional materials and one-time expenditures) necessary to ensure and maintain the Specifications or Product in conformity with, laws, legal or regulatory requirements will be borne by Supplier without any increase in the price of the Product to NCR or its Designated Purchasers (See Schedule B).
2.    CHANGE CONTROL PROCESS.
2.1    Overview. Following the first manufacturing of one full and correct lot of Products approved by NCR in accordance with NCR’s Supplier Quality Manual, Supplier and NCR or its Designated Purchaser will implement NCR’s standard change control process to communicate and manage all changes unless otherwise agreed in writing. Supplier will not make any changes or modifications to the Product or the process for manufacturing Products without the express written permission of NCR. Until such time as a written change request is approved by NCR, Supplier will continue to supply Products conforming to the then-effective approved Product Specification, and NCR or its Designated Purchaser may reject any unapproved Products without any liability therefore.
2.2    Supplier-requested Changes.

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2.2.1    If Supplier requests a change to a Product, Supplier will submit to NCR a written change request in a form and format determined by NCR. The request for change from Supplier must include at a minimum the following: (a) reason for change (e.g., availability of a part, cost reduction, and the like); (b) desired date of introduction; (c) detailed difference between the old and new Product process; (d) results of testing that support same or better resulting performance; (e) cost reduction effect (cost savings are expected); and (f) means of differentiating Products by identification number change, revision level change, or by some other means so that NCR and Designated Purchaser can readily discern the difference. NCR may evaluate the request itself or request a Designated Purchaser or the Supplier to make the evaluation on such criteria as NCR may in its sole discretion establish from time to time. All test and other evaluation results will be supplied to NCR in writing. NCR (or a Designated Purchaser) may approve or reject a requested change in its sole discretion. No change will be implemented absent NCR’s or its Designated Purchaser’s (determined on a case-by-case basis) approval. Changes that affect the form, fit, function, or performance of a Product will be tracked by a part number change. Supplier will maintain during the term of this Agreement and for 36 months after termination or expiration detailed records in English language for the Product serial number and or part number and cut-in dates for all changes.
2.2.2    In addition to Product Changes, Supplier will provide a minimum of sixty (60) days advance written notice of a requested change to the manufacturing process or methods, key personnel, or relocation of production to a different manufacturing facility after initial acceptance by NCR of the Products. This notice must include any change, additions, or deletions of any tests or assembly processes. NCR will notify Supplier whether it concurs with the proposed changes prior to Supplier’s implementation of any such requested change.
2.2.3    Supplier will provide a minimum of one hundred eighty (180) days advance written notice if Supplier plans to discontinue production of any Product (excluding Manufactured Product) or discontinue use of any Tooling (defined below). NCR will notify Supplier of the disposition of the Tooling. For avoidance of doubt, Supplier will not dispose of Tooling except as directed by NCR in writing by an NCR Vice President unless for projects announced EOL for over 5 years.
2.2.4    Supplier will provide a minimum of one hundred eighty (180) days advance written notice for Product (excluding Manufactured Product) going End of Life (EOL).
2.3    NCR-requested Changes
2.3.1    NCR may, from time to time, request Supplier to make a change in the Specification or Product. Such change will be communicated to Supplier in the form of a Design Revision (“DR”), a Request for Change (deviation request) (“RFC”), or a “Stop Order/Release” (“SO”) (collectively, an “Authorized Change Request”). For avoidance of doubt, unless the change request is in the form of a DR, a RFC, or a SO, Supplier will consider any change request to be unauthorized and any reliance thereon will be at Supplier’s sole risk and expense including without limitation any excess or obsolete inventory, necessary re-work, or FRO, arising there from. On receipt of an Authorized Change Request from NCR, Supplier will in all cases provide NCR with the following information by no later than the tenth business day following receipt of the Authorized Change Request:

•	Non-recurring engineering cost to implement the Authorized Change Request

•	Product price changes (it is anticipated that cost reductions typically result from an Authorized Change Request)

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•	Current inventory exposure for obsolete or superseded Products

•	Proposed implementation date (if not addressed in the Authorized Change Request)

•	Any changes to the manufacturing or methods required to implement the Authorized Change Request
2.3.2    NCR will approve, deny, or conditionally approve the Authorized Change Request in writing based on Supplier’s responses. No Authorized Change Request will be implemented by Supplier unless approved by NCR.
2.3.3     After the Initial Term NCR will provide one hundred eighty (180) days advance written notice to Supplier for discontinuation of Supplier’s production of Manufactured Product.
2.4    For avoidance of doubt, Supplier is responsible for all costs of any kind incurred by Supplier, NCR, Designated Purchasers, or NCR customers, attributed to any change (whether a Supplier initiated or NCR initiated change request) that is not approved by NCR in writing pursuant to the NCR change control process.
3.    MANDATED MATERIAL PROVIDERS
NCR requires the Supplier to use the following suppliers Tier 2 Suppliers of Parts, including raw materials, subcomponents, subassemblies, or other materials, in its process or incorporated into the Products (printed copy is detailed at Exhibit 6):
4.    NCR REQUIRED PACKAGING
All Products will be packaged by Supplier in accordance with generally accepted industry standards or, if more stringent, as otherwise specified by NCR in writing, including in the Supplier Quality Manual and the Service Design & Logistics Supplier Guide (see Schedule C). Supplier shall use commercially reasonable efforts to ensure that all packaging is sufficient for the mode of transportation and the intended destination and that each package, and the Products therein, is delivered in acceptable condition for its intended use and purpose. Supplier shall mark each discrete package and Product therein, with a UPC bar code label.

5.    NCR PROPERTY (INCLUDING TOOLING) ISSUED TO SUPPLIER
5.1.    All property, including that listed below, issued to the Supplier by NCR for use in connection with this Agreement is and will remain the property of NCR ("Property").

5.2    Supplier shall be responsible for maintaining the Property in good order and condition (normal wear and tear excepted) and for all operating costs of such Property during the period it is on issue to it and within normal lifetime of such Property. No charge will be made by NCR for the Property, but during the period it is on issue to Supplier, Supplier shall be responsible to the full replacement value for all loss or damage incurred and will keep the Property insured at Supplier's expense against any loss or damage, and in an amount equal to the replacement cost thereof, with loss payable to NCR. All such Property shall be marked as belonging to NCR, and shall appear as such in Supplier's records. No such Property shall be altered or modified without the prior written permission of NCR.

5.3    Supplier will not sell, assign, charge or permit any lien to be created over or encumbering the Property nor sub-contract its use without the prior written authorization of NCR. Supplier will not use the Property other than for the manufacture of Products to be supplied to NCR hereunder.

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5.4    If Supplier's operation is subject to a labor dispute, adjudged bankrupt, or has a Receiver appointed, NCR reserves the right to enter upon the premises where the Property is located, and to take possession thereof.

5.5    Either party may request the withdrawal of the Property by providing the other party with prior sixty (60) days prior written notice. During that sixty (60) day notice period NCR shall provide Supplier with instructions for the disposition of the property. Supplier shall be responsible for the disposition of all such Property (in good order and condition) and any transportation charges incurred will be discussed and agreed.

LOCATION	DESCRIPTION	DATE OF ISSUE	AUTHORIZED ALTERATIONS	DATE OF RETURN

*** End of Schedule ***

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SCHEDULE B

INITIAL PRICING, LEAD TIMES, DESIGNATED PURCHASERS AND DESIGNATED VENDORS

1.    PRODUCT PRICING AND LEAD TIME
The initial price for the Products and Parts will be provided via e-mail separately.

2    DESIGNATED PURCHASERS

Any NCR/Supplier Affiliates listed below.

2.1    NCR DESIGNATED AFFILIATES

NCR GLOBAL SOLUTIONS LTD
NCR CORPORATION INDIA PVT LTD
NCR WORLDWIDE CUSTOMER SERVICE
NCR RETAIL SERVICES DIVISION

2.2    DESIGNATED VENDORS

Supplier’s Affiliates as follows:

USI Electronics (Shenzhen) Co., Ltd.
Universal Scientific Industrial de Mexico S.A. de C.V.

*** End of Schedule ***

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SCHEDULE C
QUALITY ASSURANCE AND TESTING

The Service Design & Logistics Supplier Guide located at the link noted directly below is incorporated into and made a part hereof to the Agreement.
http://www.ncr.com/company/suppliers/manuals-forms-and-templates

1.0	PURPOSE
The intent of this Schedule is to establish a mutual understanding and agreement of NCR’s qualitative goals and objectives. Supplier must commit to data driven processes based on continuous improvement and defect prevention with a goal of delivering defect free Products (which is understood to also include parts) to NCR and its customers.

2.0	QUALITY PERFORMANCE
If performance levels are not consistently maintained, NCR requires Supplier to undertake reasonable commercial efforts to bring performance levels within the desired range. All identified performance goals will be applied to each Supplier manufacturing site individually.
3.0     QUALITY MANAGEMENT SYSTEM
Supplier shall establish and maintain a quality management system capable of measuring and evaluating product quality. Supplier’s system shall be ISO 9001/9002 registered, as applicable, including any evolution of these ISO standards, or contain all the standard requirements of an ISO System.
3.1     Closed Loop Corrective Action (CLCA). Supplier shall establish and maintain a CLCA Process capable of addressing any quality issue. Root Cause Analysis and CLCA may be triggered by the discovery of a problem from any source (e.g., engineering test failures, manufacturing failures, or field failures). Supplier shall provide a written response within the specified time defined in the Supplier Corrective Action Response (SCAR), typically 24 hours dependent on the severity of the problem. The response shall include information demonstrating institutionalized quality improvement. See Addendum 6 for Corrective Action Procedure form.
3.2     Quality Reporting. Supplier shall provide monthly performance results and supporting data when requested to support the objectives outlined in this section.
4.0     HOLDS AND REJECTIONS
4.1    General. NCR shall notify Supplier if NCR or its Designated Purchasers places any Products on hold for further investigation of a nonconformity or a deviation report, or if NCR or its Designated Purchaser rejects, on condition that such Products is not conformity with mutually agreed-upon specification (including perform, any lot (or part thereof) of any product within sixty (60) days after delivery of such products to NCR or its Designated Purchaser. Any such notice shall state the basis for the hold or rejection.
4.2    Independent Testing. If the parties disagree as to whether Products subject to hold or rejected meet the Specifications, NCR’s and Supplier’s most senior quality assurance officer or such other persons as they may designate, shall confer to review samples and/or lot records, as appropriate. If the disagreement is not resolved, then samples, lot records and other data relating to the lot in dispute shall promptly be submitted for testing and evaluation to an independent third party approved in writing by both Parties. The cost of the

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testing and evaluation by the third party shall be borne by NCR if the third party determines that the Products tested meet Specifications and by Supplier if the third party determines that the Products tested do not meet Specifications.
5.0    DEVIATION REPORT; NONCONFORMITY
5.1    Deviation Reports. If during the manufacture or other handling of a Product by Supplier (i) the process or tested Product limits and quality measurements vary from typical or established report ranges, release guidelines or release limits, (ii) Specifications were not followed in production of the Products, or (iii) the Products fail to conform to Specifications, then Supplier shall prepare as soon as practicable following the discovery of such deviation a written report detailing such deviation (a “Deviation Report”) and promptly send such Deviation Report, along with all supporting documentation, to NCR and to all Designated Purchasers.
5.2    Nonconformity. If either party becomes aware that any lot or shipment of Products has a Nonconformity, at any time regardless of the status of Supplier’s testing and quality assurance activities, such Party shall notify the other Party within 72 hours of becoming aware of a Nonconformity. “Nonconformity” means a Product characteristic that (i) is attributable to Supplier’s failure to design, manufacture, test, package, store, label, release or deliver any Product in accordance with the Specifications or (ii) causes any Product to fail to conform to the Specifications.

5.3	Products Subject to Nonconformity or Deviation Report. Any lot or shipment of Product that is the subject of a Nonconformity or of a Deviation Report shall be handled as follows:
•Products held in inventory by Supplier shall not be shipped to NCR or to Designated Purchasers, unless directed otherwise by NCR or by Designated Purchasers;
•Any Products shipped to NCR or its Designated Purchaser and held in stock shall maintain a “Hold” or “Unpassed” status, and shall not be released into passed inventory of NCR or its Designated Purchasers, until NCR or Designated Purchasers has completed any investigations related to such Products and approved the disposition of the Product subject to the Nonconformity or the Deviation Report;
•NCR shall provide written instructions to Supplier as to the destruction of any nonconforming Products, and such instructions shall comply with all appropriate government requirements.

6.	PRODUCT COMPLAINTS
Any and all complaints of which Supplier becomes aware relating to any Product shall promptly be forwarded to NCR.
7.     RETAINED SAMPLES
Supplier shall retain the samples from the part qualification for each product as golden (master) samples with both NCR and Supplier signoff on each product, with the date. All manufacturing lots thereafter must conform to that golden sample and to the qualification date submitted at the time. This will apply to all new products and any revisions thereafter
8.     QUALITY PERFORMANCE AND OUT OF BOX QUALITY GOALS
Supplier shall use reasonable commercial efforts to meet the Out of Box quality requirements for Products being delivered to NCR and/or its Designated Purchasers as defined in the table below. An Out of Box failure is defined as a non-conformance against the Product/ Specifications. The measurement is an aggregate

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of all products shipped from the manufacturing facility. Quality levels will be calculated by dividing the Total Number of Failures by the Total Quantity of Units Used Without Failure X 100.
Annually

Metrics	1st Quarter Goal	2nd Quarter Goal	3rd Quarter Goal	4th Quarter Goal
DPPM	[*****]	[*****]	[*****]	[*****]

*** End of Schedule ***

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SCHEDULE D

HARDWARE SUPPORT REQUIREMENTS & SPARE PARTS

1.	SCOPE
NCR will be the primary point of contact for all NCR direct and channel customers (“Customers”) with Hardware problems. Supplier will provide the services set out in this Schedule to enable NCR to support Customers.

2.	TECHNICAL INFORMATION
2.1    Throughout the Term of the Agreement, Supplier will provide the following “Technical Information”:

2.1.1    Problem History Database that is regularly updated and includes descriptions of all changes, enhancements, or problem fixes provided by Supplier, in a format suitable for publishing on NCR’s corporate intranet;

2.1.2    Technical Documentation that has been mutually agreed-upon and specified in applicable statement of work or non recurring engineering quotation, includes all information necessary to install, diagnose, repair and maintain the Hardware, such as user, operator, service and systems administrator manuals; engineering drawings and schematics ; logic and timing diagrams; service test procedures and a list of any special tools and service test equipment used; site preparation and installation specifications; software and related documentation for the purpose of problem identification and resolution; technical bulletins, engineering change orders, software updates, fixes and version changes and web site access; and other relevant materials; in an electronic format suitable for both reproduction and for publishing on NCR’s corporate intranet, all of which will be updated from time-to-time as it becomes available. Supplier will provide such documentation to NCR as soon as practicable, but within thirty (30) days following mass production for the Hardware. New Technical Information documentation will be provided to NCR within thirty (30) days following its creation.

2.1.3    Diagnostic Software (“Diagnostics”) that includes computer programs (including manufacturing test software) that may be used for the purpose of servicing, maintaining and diagnosing Hardware or having any of the foregoing done.

2.1.4     Supplier hereby grants to NCR a royalty free non-exclusive, mutually agreed-upon wide license and right to copy, modify and use, and have copied, modified and used, the Technical Information (including Software Fixes, Updates and Version Changes) provided by Supplier for the purpose of providing support, maintenance, manuals, training or support materials or the like concerning the Hardware to NCR Customers if covered by non recurring engineering quotation. Such Technical Information will be used solely to support the Hardware.

2.1.5    NCR will not knowingly provide the Technical Information (especially Software Fixes, Updates and Version Changes) to NCR’s Customers who have not licensed or purchased the corresponding Hardware. All copies of such Technical Information (especially Software Fixes, Updates and Version Changes) made

NCR Confidential

by NCR will contain any copyright, trademark, disclaimer or patent notices that appear on or in the original Technical Information provided by Supplier.

3.	TRAINING
As requested by NCR and NCR agreed to pay for relative costs if any, Supplier will provide Hardware training in the following areas: (a) engineering and design; (b) set-up and installation; (c) maintenance and field repair; (d) depot repair; (e) help desk procedures, and (f) end-user operation. Supplier authorizes NCR to videotape such training classes and grants to NCR a royalty free license to duplicate and distribute the videotape(s) and any related class materials to NCR personnel and authorized support providers.

4. TECHNICAL SUPPORT
4.1    Technical Support Process. Supplier must maintain an industry standard technical support process. NCR will continue to be the sole point of contact to the Customer throughout the problem resolution process. NCR will be responsible for providing level I (call-center etc.) & level II (customer service depot for system level repairs) support to its Customers. NCR will engage Supplier for level III (board level repairs manufactured by USI) support. Supplier will make available via telephone or pager five (5) days per week, eight (8) hours per day, individuals sufficiently skilled to assist NCR in problem resolution. Supplier’s technical representatives will be available to provide on-site support at Customer locations when deemed necessary by NCR. NCR will handle the initial Customer requests for technical support, escalating issues to Supplier as required.

4.2     Response, Update and Resolution Guidelines. When Supplier is engaged by NCR in problem resolution, Supplier will comply with the following guidelines enabling NCR to meet commitments to Customers. Time measurement begins when Supplier is first contacted by NCR. Time frames stated in days are working days.

Priority Level	1 – Critical	2 – Urgent	3 – Routine
Priority Level Definition
A problem that critically impacts the Customer’s ability to do business. A significant number of users of the system and/or network are unable to perform their tasks as necessary. The system and/or network is out of service or severely degraded.
		A problem that impacts the Customer’s ability to do business, the severity of which is significant and may be repetitive in nature. A function of the system, network or Hardware is impacted.	A minor problem that negligibly impacts the Customer’s ability to do business. Also includes questions and/or general consultation.
Initial Response to NCR	[*****]	[*****]	[*****]
Status Updates to NCR	[*****]	[*****]	[*****]
Targeted Resolution	[*****]	[*****]	[*****]

4.3    Software Fixes and Updates.

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4.3.1    “Software Fix(es)” means software problem fixes, critical patches, modified documentation or other changes intended to correct feature/function deficiencies in the Hardware and/or system vulnerabilities.

4.3.2    “Software Update(s)” means changes to the Hardware which incorporate accumulated Software Fixes into the then-current version of the Hardware. Where Supplier has provided the Software, Supplier will, at its expense, provide NCR with all Software Fixes and Software Updates developed by Supplier during the Term of the Agreement. Where NCR’s Software or a third party Software is used, Supplier in conjunction with NCR, will embark upon NCR’s Change Request process in a timely manner.

4.4     Software Version Changes. If a version change to Hardware which includes software addresses an identified Customer problem which has not been previously resolved by a Software Fix or Software Update, Supplier will, at its expense, provide NCR with Hardware with the new version of the software..

4.5    Supplier Point(s) of Contact. Supplier’s point(s) of contact for Technical Support will be provided to NCR not later than the Effective Date of the Agreement.

4.6     Technical Support Availability. Supplier’s Technical Support as described in this Section 4 will be available to NCR during the Availability Period (see Section 6.1).

5.	PART CHANGES
5.1.1    In the event Hardware requires a new version of a Part, Supplier will identify by serial or tracer number the Hardware requiring a newer version of the Part. Supplier will continue to make available, for the time period specified in Section 6 below, Parts supplied to NCR which are identical to or interchangeable with all previous versions utilized in Hardware supplied to NCR unless NCR should so indicate that this is not necessary.

5.2 Notification of Hardware/Engineering Changes. Per Section 7.2 of the Agreement and Section 2 of Schedule A of the Agreement, NCR reserves the right to approve any Hardware Changes. If such approval is given by NCR, Supplier agrees to notify NCR in writing at least ninety (90) days in advance (or a date mutually agreed upon) of any change in purchased or manufactured Parts which affect form, fit, function, field maintenance or safety agency approval. Notification will be provided to:

Graham Crabb
NCR Corporation
200 Highway 74 South
Peachtree City, GA 30269 USA
ATTN: ECC

6.	PARTS
A complete list with NCR Part Numbers for Hardware and available Parts (“Parts List”) will be provided to NCR by Supplier at least thirty (30) days prior to the delivery of the first Hardware of each type ordered by NCR. Such Parts Lists will include the information set out below.

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MSDS Data,
Country of Origin,
Vendor / Supplier Lead Time (days)
Rework Turnaround Time Days (if applicable)
Warranty Turnaround Time Days (if applicable)
Part Cost ($)
Rework Cost (if applicable)

All Parts which are subassemblies or modules and which are identified on a Parts List will have affixed markings, which include the NCR Part Number, revision level, date of manufacture, country of origin, and an Original Equipment Manufacturer (“OEM”) identifier.

6.1    Parts and Components Availability. During the Availability Period and subject always to the notice requirements in Section 6.2 of this Schedule, Supplier will make available to NCR such spare Parts (and Hardware itself when necessary) as NCR may require for all releases of Hardware as necessary for NCR to repair Hardware. “Availability Period” means the period starting on the beginning of mass production of related Products under this Agreement and continuing to no more than [*****] from the last delivery under mass production, and for [*****] after the Availability Period Supplier will make all commercially reasonable efforts to source alternative parts if Parts provided under this Agreement have been discontinued/EOL. In the event of a final buy requirement during such Availability Period, NCR and Supplier will meet to discuss the quantities of parts, materials, processes and personnel required to ensure continuing availability of Parts List for NCR. Spares shall be provided on equivalent terms to those set out in this Agreement and at the prices to be agreed by the parties at that time. NCR acknowledges that after EOL reasonable adjustments may be made to spare parts pricing, and Supplier shall be allowed to add up additional costs imposed by any manufacturers or incurred for the supply of such EOL spare parts, including but not limited to the price for lower MOQ, raw material cost up, holding material, or fixtures broken, etc., based on actual situation.

6.2    Discontinuation Notice. After the Availability Period, Supplier will notify NCR in writing at least ninety (90) days prior to discontinuing the availability of any Part or component. Once receiving notification from Supplier, NCR shall provide a last time buy quantity and place a last buy order, with delivery not to exceed six (6) months from the date of the last-buy Order, for such quantities as NCR deems necessary to fulfill its Hardware support requirements. NCR will require Supplier to transfer everything required to produce the Parts to a supplier specified by NCR, and in such case, NCR shall ensure that said supplier only use said everything provided by Supplier for supply solely to NCR to fulfill its Hardware support requirements. The foregoing includes, but is not limited to, detail part sources with confirmed availability for all Bill of Material parts, test equipment, test fixtures, manufacturing aids, test processes, yield information, and engineering documentation.

6.3    Non-Interchangeable Part Change. If there is any change proposed by USI to a current Part (which has been agreed by the parties) that affects its ability to replace the current Part, , Supplier will provide a different Part Number for the latest version Part. Supplier will replace or reimburse NCR for Parts in NCR’s service part inventory and for any NCR-owned test and repair equipment unique to Supplier’s Hardware, which is made obsolete as a result of Hardware/Part changes, Reimbursement will equal and no more than

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NCR’s original cost (including delivery) for such Parts. Reimbursement for test and repair equipment will be equal to and no more than NCR’s replacement cost, or Supplier may reimburse NCR for the cost to modify test and repair equipment so that it remains useable. At Supplier’s option and expense, NCR will return obsolete Parts and test and repair equipment which have been replaced (or for which NCR has been reimbursed) by Supplier. If any change required by NCR result in USI inventory exposure for obsolete or superseded parts or components, which are no longer suitable for use in following production for NCR, the parties will discuss and agree liability for costs.

7.	EMERGENCY ORDERS
SUPPLIER AGREES TO ACCEPT EMERGENCY ORDERS FOR PARTS AND SERVICES FROM NCR. SUPPLIER WILL USE COMMERCIALLY REASONABLE EFFORTS TO FILL ALL EMERGENCY ORDERS, PROVIDED THAT NCR WILL TAKE RESPONSIBILITY FOR ANY ADDITIONAL COSTS INCCURED HEREBY AND EXCESS STOCK INCURRED BY SUPPLIER TO SUPPORT SUCH EMERGENCY ORDERS. SUPPLIER WILL USE COMMERCIALLY REASONABLE EFFORTS, INCLUDING TAKING MATERIAL FROM PRODUCTION OR FROM OTHER NCR CUSTOMERS’ NON-EMERGENCY ORDERS, TO PERFORM THE SERVICES AND MAKE PARTS AND HARDWARE AVAILABLE FOR SHIPMENT. SUPPLIER WILL PROVIDE WAYBILL INFORMATION TO THE NCR EMERGENCY ORDER ORIGINATOR AS SOON AS POSSIBLE. SUPPLIER’S POINT(S) OF CONTACT FOR EMERGENCY ORDERS WILL BE PROVIDED TO NCR UPON SIGNING OF THE AGREEMENT OR THE EFFECTIVE DATE OF THIS SCHEDULE. SUPPLIER WILL SHIP PARTS OR HARDWARE ON AN “OVERNIGHT” BASIS, OR MAKE SUCH PARTS OR HARDWARE AVAILABLE FOR IMMEDIATE PICKUP, AT NCR’S DISCRETION.

8.	REWORK SERVICES
“Reworkable Parts” are Parts that have failed, but may be reworked to perform in accordance with the OEM specifications, and are returned in functionally good condition. Supplier’s quotation will identify all Reworkable Parts and include the repair price for each Part. Reworkable Parts under warranty at the time of failure will be reworked by Supplier and returned to NCR in accordance with the warranty terms of the Agreement and the warranty reimbursement terms of this Schedule.

8.1     Supplier Rework Locations. Supplier’s location(s) for receipt of Reworkable Parts will be provided to NCR, and should such Supplier location(s) be unacceptable to NCR, NCR reserves the right to choose an alternate repair supplier, based on mutual agreement, as regional return locations are preferred by NCR.

8.2    Condition of Rework Parts. Supplier agrees that Reworked Parts and packaging will be in clean, functionally like new condition including external, internal, cosmetic condition and will be labeled per the guidelines as specified in the NCR Supplier Guide.

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8.3    Inspection of Rework Services. If any Rework Services do not conform to the requirements of the Agreement, NCR may, upon mutual-agreement, require the Supplier to re-perform the Rework Services at no additional cost to NCR. Supplier will provide a Return Material Authorization (RMA) number within twenty-four (24) hours of NCR's request for a RMA enabling NCR to return non-conforming Parts. If defects in Rework Services cannot be corrected by re-performance, NCR may (1) require the Supplier to take necessary action to ensure that future performance conforms to requirements and pay shipping costs both ways; and/or (2) refund the purchase order price and shipping costs paid by NCR. NCR shall pay for all shipping costs and expenses if a Part is found being NDF (no defect found)/CID (customer induced damages).

8.4    Non-Reworkable (Repairable) Parts. If the Supplier determines the Part is not repairable, the Supplier will contact the NCR Buyer listed on the Order for disposition instructions. Decisions to scrap NCR property will be solely that of NCR and will not be independently made by the Supplier without consultation with NCR. With two (2) weeks written notice, NCR may request permission to visit a specific repair location to inspect Parts deemed as scrap, and review with the Supplier procedures and accountability of NCR assets.

8.5    Discontinuance of Repair Services. For all parts, Supplier will notify NCR in writing at least ninety (90) days prior to discontinuing repair services for any Part. In such event, Supplier will, upon a separate mutual agreement, provide to NCR applicable Engineering drawings, Part specifications, processes and all other information relevant to the manufacturing and repair of the Part that will allow NCR to move the repair requirements to an alternate repair provider.

9.	NCR SUPPLIER GUIDE AND NCR TRANSPORTATION GUIDE:
Supplier agrees to carefully review the NCR Americas Supplier Guide as well as the NCR Transportation Guide, and make reasonable commercial effort to comply with the terms therein. Supplier may obtain the most recent versions of the NCR Americas Supplier Guide and NCR Transportation Guide at:

http://www.ncr.com/company/suppliers/manuals-forms-and-templates

Supplier will immediately notify NCR if it is unable to comply with any provision of the NCR Americas Supplier Guide or NCR Transportation Guide prior to signing the Agreement. Failure to comply with the Supplier Guide or Transportation Guide will result in an alternate supplier sourcing.

10.    SUPPLIER’S DISTRIBUTION AND SINGLE PACK CAPABILITY. Supplier shall accommodate NCR special requests for drop shipping single unit packs (as opposed to any MOQ normally ordered by NCR manufacturing) of Parts or Hardware to NCR Customers or NCR designated Distribution Centers in the Americas, Europe, the Middle East and Africa, and Asia Pacific and Japan. Any adjustment in price for creating single unit packs shall first be discussed and agreed to between the parties before implementation.

*** End of Schedule ***

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SCHEDULE E

COST REDUCTION PLAN

Supplier will actively pursue cost reductions and implement continuous cost improvements through value analysis and value engineering. Supplier will provide a quarterly cost reduction plan to meet the target set below. In furtherance hereof, NCR may conduct benchmarking activities, including reverse auctions, with respect to the Product prices.

All material cost reductions and manufacturing cost reductions identified by the Supplier, will be [*****]. All material and value engineering cost reductions identified by NCR will be [*****].

Cost reduction will mean the net value of the on-going reduction less the costs of introduction amortised over a mutually agreed period of time and / or volume of product delivered, and will be reflected as corresponding price reductions.

A formal review of manufacturing and material costs aimed at the implementation of a cost reduction program will be carried out on an on-going basis.

Supplier commits to best efforts to achieve maximum cost reduction annually.

*** End of Schedule ***

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SCHEDULE F

LONG LEAD TIME PARTS APPROVAL

The parties have agreed that at the execution of the Agreement, NCR has authorized the Supplier to keep on hand in inventory at all times the Long Lead Time Parts and the associated quantities provided via e-mail.

Notes:

1)	NCR's liability under this Schedule shall be limited to Product detailed herein and not anything in excess of that stated.

2)	NCR and Supplier may add additional Long Lead Time Parts to this Agreement going forward by written email indicating the information noted above including “Quantity to keep on hand”.

SCHEDULE G

ELECTRONIC DATA INTERCHANGE (EDI)

1.0    PURPOSE.

1.1    Supplier and NCR desire to execute the transactions listed in Attachment G1 ("TRANSACTION SET") by transmitting and receiving the data sets implementing those Transactions ("Documents") electronically rather than in paper form, and to provide for the legal validity and enforceability of those Documents. Unless otherwise specified, all defined terms in the Agreement have the same meaning when used in this Schedule.

1.2    Documents will be transmitted electronically to each party either as specified in Attachment G1 directly or through any third party service provider ("Provider") with which either party may contract. Either party may modify its election to use, not use, or change a Provider thirty (30) days after written notice under Section 5.3 has been accomplished.

2.0    PREREQUISITES.

2.1    Each party must, at its own expense, provide and maintain the equipment, software, and services necessary to transmit, receive, store and handle Documents under this Schedule. Charges specific to third party network, if any, are outlined in Attachment G1.

2.2    Each party must implement security procedures (including those specified in Attachment G1, if any) which are reasonably designed to ensure that all Document transmissions are authorized and to protect each Party’s respective business records from improper access.

2.3    Each party agrees to adopt as a signature an electronic identification (e.g., a Duns Number) consisting of symbols or codes which will be transmitted with each Document to authenticate that Document ("Signature").

2.4    The parties will identify contacts for issues in this Schedule to each other prior to engaging in EDI transactions.

3.0    DOCUMENT TRANSMISSIONS.

3.1    All Document transmissions must conform to the standards listed in Attachment G1 ("Standards").

3.2    Unless the Standards specify otherwise, after receiving a Document, the receiver must promptly electronically transmit a functional acknowledgment. A functional acknowledgment is conclusive evidence of receipt of a Document, but a Document is not deem to be transmitted under this Agreement except as Section 5.2 of this Schedule provides.

3.3    The receiver of a garbled or unintelligible Document must promptly notify the originator (if identifiable from the received Document) in a reasonable manner. If the receiver reasonably could have given that notice but did not, the originator's records of the contents of that Document will control.

4.0    TRANSACTION TERMS.

Except to the extent a Document expressly provides otherwise, each Transaction will be subject to this Schedule and the Agreement. If there is a conflict between any term of this Schedule and any term of the Agreement, the terms of the Agreement will control.

5.0    VALIDITY AND ENFORCEABILITY DOCUMENTS.

5.1    This Schedule confirms each party’s intent to enter into binding Transactions by electronically transmitting and receiving the appropriate Documents. Each party’s conduct under this Schedule, including NCR’s use of Signed Documents, is for all purposes a course of dealing and a course of performance which each party accepts in furtherance of this Schedule and any Transaction.

5.2    A Document has no effect under this Schedule until (i) that Document is intelligible at the receiver's Receipt Computer designated in Attachment G1 except as provided in Section 3.3 above, and (ii) if the Transaction requires acceptance of that Document, the originator of that Document has received the corresponding acceptance Document. Any electronic transmission which is not a Document has no effect except to the extent specified in a separate written agreement between the Parties.

5.3    Any Document effective under Section 5.2 is for all purposes (i) a "writing" and "in writing," and (ii) an "original" when printed from electronic records established and maintained in the normal course of business. Transmission of a Signature with a Document effective under Section 5.2 will be sufficient to verify that the owner of the Signature originated that Document ("Signed Document"). A Signed Document is for all purposes "signed."

5.4    Each party agrees not to contest the validity or enforceability of any Signed Document because of the electronic origination, transmission, storage, or handling of that Signed Document. Each party agrees that Signed Documents, if introduced on paper in any judicial, arbitration, mediation, or administrative proceeding, will be admissible to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither party may contest the admissibility of copies of Signed Documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the Signed Documents were originated and maintained in electronic form.

6.0    NOTICES.

6.1    Written notices under this Schedule shall be directed to:

NCR Contact: Chip Fletcher        Supplier Contact: __ Isabel Chen_______
e-mail: chip.fletcher@ncr.com            e-mail: _ isabel_chen@usiglobal.com__
Tel. #: +1 770-299 6512            Tel. #: _886-49-221-2700 Ext. 26042
Contact: Fax: _ Fax: 886-49-2352436

With copies to:            Title:_Universal Global Scientific Industrial Co., Ltd
NCR Corporation     Address: _141, Lane 351, Taiping Road,
864 Spring St NW     Sec. 1, Tsao Tuen, Nan-Tou, Taiwan

Atlanta, Georgia 30308	___________________________

6.2    If at any time Supplier and NCR mutually agree to discontinue EDI, this Schedule will be removed pursuant to the notices section above.

6.3    Attachment G1 may be revised by the parties by executing a revised version which will supersede and replace the previous version. This Schedule does not obligate either party to enter into any Transaction.

ATTACHMENT G1

STANDARDS, DOCUMENTS, RECEIPT COMPUTERS, THIRD PARTY NETWORKS, NCR INTERNET FILE TRANSFER, AND SECURITY PROCEDURES

A.	STANDARDS

Here is the list of standards that NCR’s EDI currently uses

•	ANSI X12

•	EDIFACT

•	Tradacoms

•	Rosetta net

•	cXML

•	XML

There are more standards that can be supported by NCR’s EDI but are not currently being used.

The preferred standards for exchange between Supplier (Trading Partner) and NCR Corporation will be V/R 4010 of the ANSI X.12 unless otherwise specified by the NCR system interface. Supplier’s VAN is __________NA________. The ANSI version will also be determined by the NCR system interface.

This includes the transaction sets outlined in part B of this Attachment, data dictionary, segment dictionary, and transmission controls.

The parties recognize the need to remain current with the standards and will in good faith, where commercially practicable, support the latest released standards.

All Orders for delivery will be transmitted by EDI to _https://edihub.ncr.com:5580/as2____ facilities based in ________NA_________.

B.	TRANSACTION SET

The table below shows a typical supplier implementation with NCR’s preferred standard and version i.e.) ANSI X12 and version 4010. NCR’s EDI is not limited to the following transaction sets, there are more Documents in the same and other standards (outlined in Part A) that are supported.

Transaction Set Number	Document Name	Inbound or Outbound (NCR’s Perspective)	Type of Acknowledgment Required
830	Planning schedule/ Part forecast	Outbound	997
850	Purchase Order	Outbound	997
855	Purchase Order Ack.	Inbound	997
860	Purchase Order Change Req.	Outbound	997
810	Invoice	Inbound	997
856	Ship Notice/Manifest	Inbound	997

Typical supplier implementation using EDIFACT version 92.1 can have the following transaction sets

Transaction Set Number	Document Name	Inbound or Outbound (NCR’s Perspective)	Type of Acknowledgment Required
DELJIT	Delivery Just in time message	Outbound	CONTRL
DELFOR	Delivery Forecast	Outbound	CONTRL

Attached sheet contains all the transactions that are currently used by NCR

C.    DATA TRANSFER
These are the data transfer mode that are prevailing in NCR, they are listed in order of their preference:

1.)	NCR INTERNET FILE TRANSFER

2.)	HTTP/HTTPS OVER THE INTERNET

3.)	EDIINT AS2

4.)	THIRD PARTY NETWORKS - VAN

1.)	NCR INTERNET FILE TRANSFER (Preferred Mode)
NCR has the ability to send EDI files via an internal process, Customer Transfer Services, to a secured NCR server that resides outside NCR’s firewall. Each supplier has specific directory/sub-directories on this server that can only be accessed by an NCR assigned login and password. NCR would send Supplier files that would be placed in a "rcv" sub-directory under a main edi directory. Supplier’s process would need to pick up those files and then remove them from the "rcv" sub-directory. Supplier would then place its outbound files in the "snd" sub-directory. NCR’s process would pick up those files and remove them from the "snd" sub-directory. To initiate this process, EDI requests the required login and directory setups from the Customer Transfer Service team and once those are completed, testing can begin.

The section below provides additional detail. Questions can be addressed to our EDI mailbox:

mailto:ES200015@exchange.DAYTONOH.NCR.com ; EI230091@ncr.com

Additional setup information

Use the following name for FTP or SFTP connectivity: (Contact File Transfer Services for information)

A login and password will be provided to Supplier once NCR’s setups have been completed.

Under Supplier’s login directory, there will be an "edi" sub-directory. Under the "edi" directory there will be three sub-directories: "wrk", "snd" and "rcv".

If Supplier is picking up files from NCR’s system, Supplier will find them in the "rcv" directory.

For sending files to NCR, Supplier’s process must use one of the following two methods:

METHOD 1.	Copy the file(s) to the "edi/wrk" directory, 'chmod' to 644, then move the file(s) to the "edi/snd" directory

METHOD 2.
Copy the file to the "edi/snd" directory with a .wrk extension and then remove the .wrk extension when the file copy has completed. NCR does not pickup files with .wrk extensions. This ensures that NCR’s file transfer service will not pick up incomplete files.

2.)	HTTP/HTTPS OVER THE INTERNET
NCR can also send/receive files with the suppliers servers using HTTP over the internet. Supplier should have the capability to send and receive data using HTTP. Each party will maintain the security of the data over the internet by using certificate based authentication and encryption. Suppliers need to allow some fixed NCR server IPs in their firewall and same will be done in the NCR’s firewall for the supplier’s predefined servers.

3.)	EDIINT AS2
To communicate with NCR using AS2 the supplier need to have AS2 capability. Each party will maintain the security of the data over the internet by using certificate based authentication and encryption. Suppliers need to allow some fixed NCR server IPs in their firewall and same will be done in the NCR’s firewall for the supplier’s predefined servers.

4.)	THIRD PARTY NETWORKS - VAN

1.    Identities of Networks. Each party will maintain with a third party data communications network, an electronic mailbox to which EDI messages may be sent. Each party will give the other at least thirty (30) days advance written notice before changing its Network

NCR’s Networks                              Your Network: NA
Global Exchange Services – GXS (Preferred VAN)
Sterling Information Broker - Comment

2.    Expenses. Each party will be responsible for its own costs of maintaining its electronic mailbox, including any minimum use charges. Charges by a Network for network usage, data translation, formatting, archiving, and similar services will be borne by the party requesting them. If the parties employ the same Network, the sender of a message will pay all sending-related charges imposed by the Network, and the recipient will pay all receiving-related charges. If the parties employ different Networks, each will be responsible for the charges of its own Network

D.    LEAN EDI CONCEPTS AND GUIDELINES
Redundancy, reoccurring cost, bulky standards, expensive communication modes, primitive implementations etc. are few areas that can be targeted for improvements in any EDI system. Substantial monthly savings can be achieved for the company and its trading partners by taking the right measures to identify and eradicate these “wastes”. Attached document highlight some of these wastes and guidelines to reduce them.

Content of the attached document are up to the discretion of the reader, and are not mandatory to be followed to setup EDI with NCR. The document is an effort by NCR to establish such EDI practices so that NCR and its trading partners can mutually be benefited by regulating the reoccurring expenses and can jointly attain new maturity levels in the EDI implementations.

E.    SUPPLIER NETWORKS
NCR currently has accounts with two such networks

1.1.	Ariba supplier Network.

1.2.	Hubwoo supplier Network.

F.    RECEIPT COMPUTERS: The parties will identify the receipt computers to each other sufficiently in advance of starting EDI transactions.

G.    SECURITY PROCEDURES. To be set by Mutual Agreement.

****** End Of Schedule ****

EXHIBIT 1

MANUFACTURING SERVICES

The terms and conditions of this Exhibit apply to the supply by Supplier of Manufactured Products to NCR and supplement the terms and conditions in the Agreement. If there is any conflict between the provisions of the Agreement and this Exhibit, this Exhibit prevails.

1.    APPOINTMENT
1.1    NCR appoints USI as a non-exclusive primary assembler of the products set forth in Attachment 1 to this Exhibit to NCR’s specification (“Manufactured Products”) subject to the terms and conditions of this Exhibit and the Agreement and provided Supplier remains competitive, including meeting NCR’s cost (total cost of ownership) and quality requirements.
1.2    At all times during the term of the Agreement, Supplier will occupy and maintain facilities in compliance with all Legal Requirements and adequate to produce the Manufactured Products for sale and delivery to NCR and to perform its obligations under the Agreement.
1.3    Subject to the terms and conditions of this Exhibit and the Agreement, NCR hereby grants to Supplier a non-exclusive, non-sublicensable, revocable limited license to internally use, at USI’s place of business, any of NCR’s patents, trade secrets and other intellectual property rights required for Supplier’s provision of Manufactured Products to NCR.
1.4    NCR undertakes to provide USI the first opportunity to bid for all mother boards associated with NCR POS products, and NCR will award such business based on the best total cost of ownership and best quality.

2.	FORECASTS AND ORDERS
Section 2 of the Agreement is replaced in whole with Section 2 of this Exhibit 1 in regard to the supply by Supplier of Manufactured Products to NCR.

2.1    Forecast. NCR will use commercially reasonable efforts to provide on monthly basis Supplier with an estimate of anticipated requirements for Manufactured Products by providing a 9 to 12 month rolling forecast. Such forecasts (“Forecasts”) and any other estimates provided to Supplier by NCR are for planning purposes only in order for the Supplier to manage the production, inventory and distribution of the Manufactured Products and, except as set forth in this Section 2, they may not, in any way be construed as an order or binding purchase commitment or representation of NCR. Supplier will use commercially reasonable efforts to plan and align resources required to meet the Forecast. Supplier will provide NCR with notice of inability to meet a Forecast in writing as soon as Supplier becomes aware of any such inability. Such notice will in no way relieve Supplier of its obligations hereunder to supply Manufactured Product under this Exhibit. On a monthly basis, NCR commits to purchase Excess Material from the Supplier, provided that NCR’s obligation to purchase Excess Material shall not exceed the amount of Excess Material required to meet NCR’s Forecast also considering the applicable lead times for such Parts. NCR has the option to buy-back the Excess Material or pay inventory carrying cost (at [*****]) for the next [*****] and NCR has to buy-back the material at the end of that [*****]. “Excess Material” means Parts that have been in Supplier’s inventory for more than [*****] which were purchased or manufactured by the Supplier based on NCR’s Forecasts.

2.2    Ordering. NCR may place purchase orders for Products (“Order(s)”) with Supplier in accordance with the order lead time which is the longer of (i) assembly lead times as set forth in Attachment 1 to this Exhibit and (ii)

[*****]. NCR will have no obligation to purchase any Manufactured Products hereunder until an Order for Manufactured Products has been placed with Supplier. Supplier may reject any non-conforming Order by delivering a rejection notice to NCR within five (5) business days after receipt of the Order. Otherwise, the Order will be deemed accepted by Supplier. Orders are deemed conforming (and may not be rejected by Supplier) if a) the delivery dates are based on the order lead times, and b) the quantity is within the limits set forth in the Forecast, and c) the price in the Order is equal to the most recent prices agreed by the parties. Where the Order is for EOL (as defined in Section 2.6 below) Parts or consigned Parts, for which Parts are available to Supplier on commercially reasonable terms, Supplier will accept the Order and fulfill NCR’s Requirements in a timely fashion.

2.2.1    [*****]

2.2.2    Notwithstanding anything to the contrary in this Section 2, for any Part having an unusually long lead time, the parties shall agree on quantities that Supplier will stock and NCR’s liability for Parts required to fulfill NCR’s Orders. Such agreement may be evidenced by emails, provided that the agreement by both parties is clear. The initial list of long lead time components, if any, is attached on Attachment 1 to this Exhibit.

2.3    Cancellation. NCR may cancel any Order in whole or in part at its convenience. Supplier will raise with NCR any concerns it has in relation to excess stock exposure. For any cancelled Orders, NCR is liable for any finished goods and work in process up to the volume required to meet the delivery dates in the Order at the point of cancellation, and in addition, NCR accepts liability for Parts subject to below.
Supplier will use commercially reasonable efforts to assist NCR in minimizing NCR's liability by taking the following steps:

a)	As soon as is commercially practical reduce or cancel material orders to the extent contractually permitted;

b)	Return all components and materials to the extent contractually permitted;

c)	Make all commercially reasonable efforts to sell components and materials to third parties and other Supplier customers;
d)Assist NCR to determine whether current work in progress should be completed, scrapped or shipped "as is"; and
NCR will use commercially reasonable efforts to assist Supplier in minimizing Supplier's liability.

2.4    Rescheduling Orders. NCR may reschedule an Order from its originally scheduled ship date provided that the rescheduled shipment date will in no event be later than two (2) months past the initial shipment date and the reschedule quantity is within the flexibility parameters stated above in Section 2.2.1, unless agreed otherwise. Once the said two months period expires, NCR shall agree to Supplier’s arrangement for immediate shipment of the rescheduled Order. If NCR subsequently cancels a rescheduled Order, the provision of Section 2.3 will apply.

2.5    Supplier may not ship a partial quantity of a particular Order of Manufactured Products without NCR’s prior approval.

2.6 EOL. NCR will notify Supplier that a Manufactured Product will reach an End-of-Life (EOL) status. NCR will provide Supplier with a last-buy order on such EOL Product to meet NCR’s final requirements, with delivery not to exceed six (6) months from the date of the last-buy Order. Supplier will make best efforts to mitigate the potential liability of NCR through reselling material and consuming common parts, and NCR, in this case, will have full liability for said inventories of materials and parts. Notwithstanding the foregoing, Supplier shall adhere to its obligations in relation to Exhibit D (Services) to the Agreement.

3.    TIER 2 SUPPLIERS. Supplier agrees to purchase certain Parts for the manufacture of Manufactured Products from the suppliers mandated by NCR (“Tier 2 Suppliers”).  The initial list of Tier 2 Suppliers is set forth in Schedule A.  Any use by Supplier of Parts from Tier 2 Suppliers shall be limited to fulfilling the requirements of this Agreement.  Throughout the term of the Agreement NCR shall continue to manage the design of Parts and approved vendor list through NCR’s own supplier selection process.   If NCR has a master-type agreement with a Tier 2 Supplier (“NCR Master Agreement”), Supplier will purchase all Parts from the Tier 2 Suppliers using NCR’s agreement with the Tier 2 Supplier. If NCR does not have a master-type agreement with the Tier 2 Supplier: (i) Supplier will purchase on the terms and conditions set forth in Attachment 3 to this Exhibit; or (ii) [*****].  Supplier must obtain express, written approval from NCR before purchasing Parts from a Tier 2 Supplier without the Minimum Contract Requirements [*****]. For any and all defects arising from any Part acquired by Supplier through Tier 2 Suppliers, [*****]: (1) for Parts identified as defective at the Supplier site, Supplier will return the defective Part(s) to the Tier 2 Supplier and manage the warranty claims process. If, after making best efforts to resolve a warranty non-conformance, Supplier has been unable to resolve a warranty claim with a Tier 2 Supplier, NCR will provide Supplier with reasonable assistance in order to resolve the warranty claim with the Tier 2 Supplier; and (2) for Parts that fail in the field, NCR will return the defective Part(s) to the Tier 2 Supplier and manage the warranty claims process.

4.    THIRD PARTY CONTRACTS
To the extent that NCR provides Supplier with access to or use of leased equipment, licensed Software and/or services and/or resources subject to Third Party Contracts for which the NCR retains legal responsibility, the Supplier shall, and shall cause its subcontractors, to comply with all the obligations under the Third Party Contracts applicable to such leased equipment, licensed Software and/or services and/or resources which are not payment obligations specifically retained by NCR; provided, however, that the Supplier will only be obligated under this Section 4 with regard to the Third Party Contracts to the extent the obligations thereunder are disclosed to the Supplier. The Supplier shall cease use of such items upon expiration or termination of the Agreement or as required by NCR. To the extent provided to the Supplier by the Customer prior to execution of the Agreement, the Supplier shall be deemed to have reviewed and accepted the obligations under such Third Party Contracts.

5.    ABANDONMENT
Supplier shall not Abandon the Agreement. “Abandon” or “Abandonment” means [*****]. If Supplier breaches or threatens to breach this Section, Supplier agrees that NCR will be irreparably harmed, and, without any additional findings of irreparable injury or harm or other considerations of public policy, NCR shall be entitled to apply to a court of competent jurisdiction for and, provided NCR follows the appropriate procedural requirements (e.g., notice), Supplier shall not oppose the granting of an injunction compelling specific performance by Supplier of its obligations under the Agreement without the necessity of posting any bond or other security. Supplier further agrees not to oppose any such application for injunctive relief by NCR except to require that NCR establish that Supplier has committed an Abandonment. Upon request by NCR, Supplier shall provide NCR a plan within 90 days of the grant of the injunction, setting forth Supplier's proposal for transitioning the Products in-house or to a third party service provider within a [*****] period.

6.     WARRANTY

6.1 Supplier warrants that (i) Manufactured Products shall be free and clear of all liens and other adverse claims against title and possession; (ii) that its manufacturing techniques (excluding any techniques specified by NCR) do not employ any unlicensed process that is claimed in a valid and existing patent; and (iii) Manufactured Products will be free from defects in Supplier’s assembly workmanship and will conform to any assembly specifications for a period of [*****] from Delivery to NCR.

6.2 Remedies for failure of Manufactured Products

(a).
NCR may return a Manufactured Product that is concluded as OBF (out of box failure) make reasonable efforts to return any such Manufactured Product within 60 days of NCR’s receipt of Manufactured Product. Supplier will repair the Manufactured Product and return the same to NCR.

(b)	NCR may proceed with a warranty claim against Supplier for a defective Part that is manufactured by Supplier, to which Section 8 of the Agreement will apply.

6.2 Ownership of the Warranty Service for NCR customers shall be: Level I (Call-Center etc.) & Level II (Customer Service Depot for System Level Repairs) services between NCR and NCR customers is owned by NCR at its own expenses; Level III-A (Board Level Repairs for parts manufactured by USI) service between NCR & USI will be owned by USI, subject to the terms and conditions of Schedule D to the Agreement; Level III-B (Board Level Repairs for parts manufactured by Tier 2 Supplier) service between NCR & Tier 2 Supplier will be owned by Tier 2 Supplier.

6.3 For the avoidance of any doubt, Section 8 Product Warranties of the Agreement does not apply to any and all Manufactured Products except for as provided in Section 6.2 (b) of this Exhibit 1.

7.        HARMFUL CODE
Supplier will ensure that it [*****] to avoid the introduction of  any Harmful Code in the Manufactured Products, Materials or the information technology systems of NCR or Supplier, where “Harmful Code” means any program, routine, device or other undisclosed feature, including a virus, worm, Trojan horse, malicious logic or trap door, that is designed to delete, disable, interfere with, otherwise harm, or provide unauthorized access to the Manufactured Product or any end user’s hardware, data or programs, or that is intended to produce modifications not authorized by NCR, and will immediately notify NCR upon discovery of any Harmful Code that is (or is reasonably suspected to be) present in a Manufactured Product and cooperate with NCR to take immediate action (at Supplier’s expense) to identify and eradicate (or to equip NCR and all affected end users to identify and eradicate) such Harmful Code and carry out any recovery necessary to remedy any impact of such Harmful Code.

8.    INDEMNIFICATION
Supplier will defend, indemnify and hold harmless the NCR Indemnitees from and against all Losses arising out of or relating to any actual or threatened claim, suit or proceeding brought against any of the Indemnitees alleging that any [*****] infringes any patent, copyright, trademark or other intellectual property or misappropriates a trade secret or other confidential information (each a “Claim” for the purpose of this Exhibit 1). [*****]

9.    LICENSE
NCR grants to the Supplier rights to use certain of NCR’s software and access certain of its internal computer programs, systems, and communications networks subject to the terms of the License Agreement entered into between the parties dated 6th April 2018.

ATTACHMENT 1 TO EXHIBIT 1
LONG LEAD TIME PARTS APPROVAL

ATTACHMENT 2 TO EXHIBIT 1
PRICING PROPOSAL

[*****]

[*****]

[*****]

ATTACHMENT 3 TO EXHIBIT 1
ORDER TERMS AND CONDITIONS
1. AGREEMENT. This purchase order (“PO”), plus documents referenced herein, if any, will constitute the entire agreement between Supplier and USI with respect to the subject matter of this PO, superseding all other agreements or understandings of the parties with respect thereto. USI will be bound by this Purchase Order Agreement (“PO”) when Supplier executes and returns an unmodified acknowledgment copy to USI. Supplier will be bound by this PO when Supplier executes and returns the acknowledgment copy, or begins work on the Product(s), or ships or otherwise provides any of the Product(s) ordered under this PO. No agreement to modify this PO, nor add additional or different terms or prior offers by Supplier, will be binding on USI unless agreed to in a writing signed by USI. The invalidity in whole or in part of any provision hereof will not affect the validity of any other provision. The term "Product(s)" may include goods, services, hardware, software, parts, components, supplies, or any combination of these. Estimates or forecasts furnished by USI will not constitute commitments to purchase. No failure by either party to insist upon strict compliance by the other party with any of the terms, provisions, or conditions of this PO, in any instance, will be construed as a waiver or relinquishment by such party of its right to insist upon strict compliance thereafter.
2. PRICES, CHANGES, CHARGES. Prices are payable by USI [*****] after delivery the Product(s) and receipt by USI of a correct invoice unless a shorter payment period is required by Applicable Law or if the parties have agreed on a different payment period as indicated on page one of this PO. Supplier will not invoice USI at a price higher than last charged or quoted by Supplier for the same Product unless a higher price is authorized in writing by USI. Any price reduction made by Supplier for a Product will be applied to the price of the Products on all POs placed by USI for such Product for which the Product has not been delivered. Supplier represents that the prices charged under this PO are as good as or better than the best terms offered by Supplier to any commercial customer who has purchased the same or comparable products under similar (not exact) conditions and in similar (not exact) quantities. USI reserves the right at any time to make changes to the specifications to which the Products are to conform, in the methods of shipment or packaging, or in the time or place of delivery. No charges will apply against USI for taxes, import duties, transportation, packaging, packing, returnable containers, documentation, or media unless otherwise agreed. All sales, use, excise, or similar taxes to be paid by USI must be itemized separately on the first page of this PO and on invoices. Any payment made by USI, including the final payment, will not prevent USI from recovering any amount over-paid or wrongfully paid however such payments may have arisen including but not limited to amounts paid to Supplier by mistake of fact or law. USI may deduct any amounts payable to Supplier under this PO from any monies which are due or which may become due to Supplier or may be recovered as a debt.
3. TITLE, RISK OF LOSS. For tangible Products, title and risk of loss will pass from Supplier to USI upon delivery. Passing of title will not prejudice USI's right to reject Products as set out herein.
4. WARRANTY. Supplier warrants that (a) it is free to enter into this PO and has no obligations or requirements under any other agreement contrary to any of the terms and conditions contained herein; (b) hardware will be new and unused on delivery; (c) for a period of [*****] (or longer period as offered by Supplier) after date of receipt by USI: (i) Products furnished hereunder will be in full conformity with all specifications and other applicable documentation; (ii) hardware will be merchantable, and will be free from defects in material, workmanship and design; (d) software will contain no viruses or harmful code on delivery; and (e) Supplier will employ industry-standard technical practices, skills, care and judgment in its performance of any services pursuant to this PO. These warranties will be in addition to any standard warranties provided by Supplier for the Products, will survive inspection, test, acceptance, and payment, and will inure to the benefit of USI, its successors, assigns, and customers (including but not limited to resellers and end users). USI may, at its option, either return for full refund or credit, or require prompt correction, replacement or re-performance of defective or nonconforming Products, which right will be in addition to such other rights as USI may have in law or equity. Return to Supplier of any defective or nonconforming hardware will be made at Supplier's expense. Corrected or replaced Products will be subject to this warranty to the same extent as Products originally delivered under this PO. For Products purchased for resale, Supplier acknowledges that USI may make similar warranties to its customer or end users in reliance upon the warranties in this PO. Supplier will defend, indemnify, and hold USI harmless from and against any demand or claim made by any third party (including but not limited to USI's customer and end users) directly or indirectly alleging a Product's failure to comply with the warranties in this PO.

5. Epidemic Failures. USI may notify Supplier that an Epidemic Failure has occurred (where “Epidemic Failure” means the failure of at least [*****] percent of the hardware in any Lot, and “Lot” means a specific quantity of hardware that is (i) produced under uniform conditions and series of operations, or (ii) produced according to a single manufacturing order or design, or (iii) otherwise affected by a common root cause of failure). Such notice will include a description of the nature of the failure and other supporting data, which may include data supplied by USI’s customer, NCR. USI will establish a field retrofit order (“FRO”) that sets out the detailed plan to remedy an Epidemic Failure or a safety/ hazard situation, including at end-user sites, in plants and in warehouses, if applicable. The plan generally will include a process and repair method for deploying and implementing the repair and or replacement of all affected hardware in the Lot(s) and the estimated costs to deploy the fix dependent on the quantity of affected Product. Supplier will be responsible for all costs of implementing the FRO (whether inside or outside of the warranty period) including (a) replacement parts, materials, sub-assemblies or supplies; (b) technical support labor costs in handling customer calls; (c) on-site service labor in replacing all hardware within the Lot(s); and (d) all packaging, shipping and handling costs to and from the customer and warehouse locations and Supplier’s repair facility. The FRO will be applicable for all hardware within the relevant Lot(s) unless and to the extent Supplier can establish that specific hardware within the Lot(s) are not affected by the root cause. In addition to the foregoing, Supplier will, at USI’s option, appoint a senior level representative to coordinate a root-cause analysis and cooperate with USI in the development of the FRO.
6. DELIVERY. Unless otherwise or agreed in writing between USI and Supplier, all shipped Products supplied under this PO will be delivered FCA (Supplier’s location) (Incoterms 2010). Non-shipped Products are delivered when they are tendered to USI (for example when they are delivered by hand or when Supplier makes them available to USI). Services are delivered when performed. Unless otherwise provided in this PO, no delivery required hereunder will be made more than 7-days prior to the applicable delivery date, and USI may return earlier deliveries at Supplier's risk and expense, or charge Supplier any additional costs sustained because of the same. If delivery of Products is not accomplished at the time or times indicated in this PO, USI reserves the right, without liability and in addition to its other rights and remedies, to terminate this PO by notice effective immediately upon receipt by Supplier, and to arrange for completion of performance and/or to purchase substitute products elsewhere and charge Supplier with any loss incurred. No provision of this PO for the delivery of Products in installments will be construed as making Supplier's obligation severable.
7. TOOLING. "Tools" are tools, equipment, or other property furnished to Supplier by USI or NCR. Supplier shall be responsible for maintaining the Tools in good order and condition (normal wear and tear excepted) and for all operating costs of the Tools during the period the Tools are on issue to it. No charge will be made for the Tools, but during the period it is on issue to Supplier, Supplier shall be responsible to the full replacement value for all loss or damage incurred and will keep the Tools insured at Supplier's expense against any loss or damage, and in an amount equal to the replacement cost thereof, with loss payable to USI. All Tools shall be marked as belonging to USI. No Tools shall be altered or modified without the prior written permission of USI. Supplier will not sell, assign, charge or permit any lien to be created over or encumbering the Tools nor sub-contract their use without the prior written authorization of USI. Supplier will not use the Tools other than for the manufacture of Products to be supplied to USI. If Supplier's operation is subject to a labor dispute, adjudged bankrupt, or has a receiver appointed, USI reserves the right to enter the premises where the Tools are located, and to take possession thereof. Either party may request the withdrawal of the Tools by providing the other party with prior 60 days prior written notice. During that 60 day notice period USI shall provide Supplier with instructions for the disposition of the Tools. Supplier shall be responsible for the disposition of all Tools (in good order and condition) and any transportation charges incurred will be at Supplier's expense.
8. CONFIDENTIALITY. "Confidential Information" is information first disclosed by the disclosing party to the receiving party which is related to business conducted by the parties under this PO (the “Authorized Purpose”) and which is: (a) clearly designated, labeled, or marked as confidential or its equivalent at the time of disclosure; or (b) of a nature such that the receiving party knows or should know it to be confidential. Confidential Information does not include information that is: (a) lawfully possessed or known by receiving party prior to receipt from the disclosing party; (b) becomes publicly available through no act or omission of the receiving party; (c) furnished to the receiving party by a third party without known use or disclosure restrictions; or (d) independently developed by the receiving party without breach of this PO. The receiving party will (a) not use Confidential

Information other than for the Authorized Purpose; (b) exercise the same degree of care in protecting Confidential Information as it uses to protect its own confidential information of a similar nature, but in no event less that reasonable care; (c) not disclose Confidential Information to any person, except to those of its affiliates and its and their employees and contractors who (i) have a legitimate need to know, and (ii) are obligated to protect any disclosed Confidential Information under terms no less protective than those contained in this PO. A disclosure by the receiving party required pursuant to any judicial or governmental proceeding will not be a breach of this PO if, to the extent permitted under the circumstances, the receiving party has first given the disclosing party notice and opportunity to protect its Confidential Information by protective order or other means. Neither party will publicize or otherwise advertise the existence of this Agreement without the prior written consent of the other party, except if required by law or order of court of competent jurisdiction, and then only after providing the other party with prior written notice and opportunity to object.
9. RIGHTS IN DEVELOPMENTS. If this PO is for or includes Product development services, Supplier (a) will disclose and assign on demand, and does hereby assign, to USI’s customer, NCR, all of its right, title and interest in any and all ideas, inventions (whether patentable or not), improvements, discoveries, works of authorship, derivative works, programs, source code, object code, techniques, methods, processes, documentation, and other information and materials, in tangible or intangible form, (collectively, “Developments”) that it (including but not limited to any of its employees or agents) may create or assist in creating in the provision of the development services Product, including but not limited to all of its intellectual property rights (including but not limited to patent, copyright, trademark, trade secret, or other intellectual property rights; collectively, “Intellectual Property Rights”) in, covering, or embodied by Developments, and (b) will do all acts and execute all instruments which USI or NCR may reasonably request in relation thereto. Supplier represents and warrants that is has caused, or will, prior to the initiation of any development services Product, cause, each person (including but not limited to each of its employees and agents) utilized for or otherwise associated with the Product development services to enter into a written agreement under which such person (a) will disclose and assign on demand, and does thereby assign, to Supplier or NCR all of their right, title and interest in any and all Developments that they may create or assist in creating in the provision of the development services Product, including but not limited to all their Intellectual Property Rights in, covering, or embodied by such Developments, and (b) will do all acts and execute all instruments which Supplier, USI or NCR may reasonably request in relation thereto. All information and material relating to the development services Product (including the fact of their provision, and all Developments), is, and will be regarded by Supplier (including but not limited to by each of its employees and agents) as, the Confidential Information of USI.
10. LICENSE GRANTED. Supplier grants USI a perpetual, worldwide, non-exclusive, non-transferable license to use any software Product or software component of a Product (“Software”) as an end user. If the Software is for re-sale, Supplier grants USI a royalty-free, perpetual, worldwide, non-exclusive, non-transferable license to distribute and re-sell it to its customer, NCR and for NCR to either: (a) transfer the package to its customer, without altering the package or its contents, in which case Supplier will license the software directly to the end user subject to the license terms it provided in the package; or (b) licensing the software to its customers pursuant to its standard terms and conditions. Supplier grants to USI a perpetual worldwide non-exclusive license to use Supplier's trademarks and trade names on or in connection with the Software. [*****]
11. INTELLECTUAL PROPERTY INFRINGEMENT. At its expense, Supplier will defend, indemnify, and hold harmless USI and its affiliates, and their agents, assigns, distributors, resellers, customers and end users (each an “Indemnitee”) from and against all costs, expenses, damages and losses arising out of or relating to any actual or threatened claim, suit or proceeding brought against any Indemnitee alleging that any Product or its use infringes [*****] (each a “Claim”). [*****] Without limiting the foregoing obligations, Supplier will pay all costs and damages finally awarded with respect to, and/or pay all amounts in settlement of, any Claim. [*****] The foregoing obligations will not apply to any Claim caused by [*****].
12. LIABILITY. In no event will USI be liable to Supplier for any special, indirect, incidental or consequential damages, or for loss of profits, revenue or data, whether in an action in contract, tort, product liability, statute or otherwise, even if advised of the possibility of those damages.
13. ASSIGNMENT & SUBCONTRACTS. Supplier will not assign this PO or any rights or obligations hereunder, nor will Supplier subcontract with any other party for the furnishing of any completed or substantially completed Products or services described in this PO without USI's express written consent, and in such event Supplier will remain fully liable for subcontractor's work, and any subcontractor approved by USI will be required by Supplier to agree in writing to perform in accordance with the terms of this PO and to permit USI to exercise all rights under this PO as if the subcontractor had executed this PO.
14. COMPLIANCE. Supplier will conduct business ethically and comply with the NCR Supplier Code of Conduct available at this site: http://www.ncr.com/company/suppliers/manuals-forms-and-templates. In connection with providing Products under this PO, Supplier will, at its expense, and will cause its agents, employees and subcontractors to comply with all applicable federal, state, local and foreign laws, rules, acts, orders and regulations, including but not limited to laws pertaining to anti-bribery, anti-corruption, employment, import and export compliance, antitrust, environmental health, safety and electronic/product and waste take-back (“Applicable Law”). Supplier will identify and procure all required permits, certificates, licenses, insurance, approvals and inspections; and will submit all reports, certifications, and other documents as required, including information related to the proper and safe handling of the Products. Should Supplier's services hereunder require Supplier to perform, support, or handle any importation of any item into the U.S., Supplier will cooperate with USI to address the recommendations of U.S. Customs relative to its Customs-Trade Partnership Against Terrorism (C-TPAT) program and comply with its requirements. Supplier shall, upon request, provide such information to USI as is reasonably necessary for USI to satisfy any reporting or similar obligations required by Applicable Law, including, without limitation, USI’s or NCR’s obligations under the Dodd-Frank Wall Street Reform and Consumer Protection Act with respect to disclosure regarding its use of conflict minerals. To the extent permitted by Applicable Law, Supplier will utilize standard industry practices to ensure fitness of employment if Supplier is required to perform any work or services at a USI, NCR or NCR customer location, such as but not limited to: a) criminal background checks with positive outcome, b) credit checks, c) driving records, or d) drug test. Supplier will not employ any person performing work on USI related Products that fail or would fail to meet the foregoing fitness criteria, and should any objectionable, unskilled, or unfit person be employed by Supplier, Supplier will, upon request of USI, cause such person to be removed from providing the services hereunder. Any provision which is required to be a part of this PO by virtue of any law is incorporated herein by reference. Supplier and its employees, agents and contractors will adhere to USI's site security rules when visiting USI premises.
15. GOVERNMENT CONTRACT PROVISIONS. If this PO is being placed in fulfillment of an NCR contract with a federal, state, or local government entity, all provisions required by such contract to be included herein are hereby incorporated by reference with the same force and effect as if they were included in full text. Without limiting the foregoing, the following clauses will be deemed included in this order: 48 CFR 52.222-26, Equal Opportunity; 48 CFR 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era, and 48 CFR 52.222-36, Affirmative Action for Workers with Disabilities. In connection therewith, the term "Supplier" will be substituted for "Contractor" unless the context otherwise requires.
16. TERMINATION. USI may terminate this PO in whole or in part at any time upon USI's written notification to Supplier as follows: 1) at USI's convenience, and in such case the extent of USI's liability will be: a) if the Product is services, to pay the portion of the contract price as the work completed bears to the whole, b) if the Product is software, then at no cost; or c) if the Product is hardware, to pay the cost of the existing "finished goods" inventory, but no more than required to fulfill the next delivery schedule within the thirty (30) days following the date of termination, plus the existing "work-in-progress" inventories required to fulfill an additional thirty (30) days of deliveries, except that there will be no liability for inventories in either category which is readily usable or resaleable. "Finished goods" will mean goods that have passed final acceptance test and are waiting delivery. "Work-in-progress" will mean material in varying stages of completion with some degree of labor applied and/or individual piece parts and/or raw material in a stage of completion no more than necessary to meet delivery schedules. 2) for cause, relative to any default by Supplier involving: a) Supplier's failure to develop Product, deliver the Product, and/or render the services specified herein within the time designated herein, or b) failure of Products previously purchased by USI of the same kind as in this PO to meet their warranty. With respect to any such failure, except a delivery failure as described in Section 6, USI's right to terminate will be conditioned upon Supplier's failure within 10-days after receipt of USI's notification, to provide a remedy satisfactory to USI to cure such failure or noncompliance. 3) in the event Supplier becomes insolvent and/or the subject of any proceedings under law for the relief of debtors, or bankrupt, or makes assignments for the benefit of creditors. In the event of termination by USI due to Supplier's default or reason pursuant to 16.2 or 16.3, USI will have no liability to Supplier as a result of such termination. In the event of termination for any reason, USI may further notify Supplier that all right, title, and interest in and to all or any portion of materials acquired by Supplier for the performance of this PO, work-in-progress, and/or completed Products specified in such notice, will pass immediately to USI upon payment therefor. If so, Supplier grants USI the right to enter the premises where such property (and/or any Tools described in Section 7 hereof) may be located, and take possession thereof. Terms under this PO, which, by their nature would continue beyond termination or expiration of this PO, will survive.
17. PRODUCT LIABILITY & INSURANCE. Supplier will defend, indemnify and hold harmless USI from and against all liability resulting from any and all claims by third parties for loss, damage or injury (including death) caused by any Product [*****]. Supplier will maintain at all times relevant to this PO, and at its expense, all insurance required by law, including, without limitation, [*****].
18. FORCE MAJEURE. Neither party will be liable for failure to fulfill its obligations due to causes beyond its reasonable control and without its fault or negligence. A party must (a) use best efforts to promptly notify the other in advance of conditions which will result in a delay or failure of performances; (b) use best efforts to avoid or remove the conditions; and (c) immediately continue performance when the conditions are removed.

19. THIRD PARTY BENEFICIARY NCR Corporation and its affiliates (collectively “NCR”) are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.
20. DISPUTES AND GOVERNING LAW. For POs issued by USI for delivery of goods, services or licensed materials in the United States, or for delivery outside the United States by a supplier located in the United States, the parties irrevocably consent to the jurisdiction and venue of the federal and state courts for New York County in the State of New York for any dispute arising out of or related to this PO. Both parties hereby waive any right to a jury trial for all disputes between them, and agree that any dispute shall be tried to the court without a jury. This Agreement, the transactions occurring under it, and the relationships created by it are governed by and shall be construed pursuant to the laws of the State of New York, without reference to principles of conflicts of law that would result in the application of any other state’s laws. For POs issued by USI for all other delivery of goods, services or licensed materials outside the United States, the laws of the country where the USI office issuing this PO is located shall govern, and disputes arising out of or related to this PO shall be filed in a court having jurisdiction in that country

ATTACHMENT 4 TO EXHIBIT 1
MINIMUM CONTRACT REQUIREMENTS

WARRANTY. Supplier warrants that (a) it is free to enter into this PO and has no obligations or requirements under any other agreement contrary to any of the terms and conditions contained herein; (b) hardware will be new and unused on delivery; (c) for a period of [*****] (or longer period as offered by Supplier) after date of receipt by USI: (i) Products furnished hereunder will be in full conformity with all specifications and other applicable documentation; (ii) hardware will be merchantable, and will be free from defects in material, workmanship and design; (d) software will contain no viruses or harmful code on delivery; and (e) Supplier will employ industry-standard technical practices, skills, care and judgment in its performance of any services pursuant to this PO.  These warranties will be in addition to any standard warranties provided by Supplier for the Products, will survive inspection, test, acceptance, and payment, and will inure to the benefit of USI, its successors, assigns, and customers (including but not limited to resellers and end users). USI may, at its option, either return for full refund or credit, or require prompt correction, replacement or re-performance of defective or nonconforming Products, which right will be in addition to such other rights as USI may have in law or equity. Return to Supplier of any defective or nonconforming hardware will be made at Supplier's expense. Corrected or replaced Products will be subject to this warranty to the same extent as Products originally delivered under this PO. For Products purchased for resale, Supplier acknowledges that USI may make similar warranties to its resellers or end users in reliance upon the warranties in this PO. Supplier will defend, indemnify, and hold USI harmless from and against any demand or claim made by any third party (including but not limited to USI's resellers and end users) directly or indirectly alleging a Product's failure to comply with the warranties in this PO.

Epidemic Failures.  USI may notify Supplier that an Epidemic Failure has occurred (where “Epidemic Failure” means the failure of at least [*****] percent of the hardware in any Lot, and “Lot” means a specific quantity of hardware that is (i) produced under uniform conditions and series of operations, or (ii) produced according to a single manufacturing order or design, or (iii) otherwise affected by a common root cause of failure).  Such notice will include a description of the nature of the failure and other supporting data, which may include data supplied by USI’s distributors, resellers, subcontractors or customers.  USI will establish a field retrofit order (“FRO”) that sets out the detailed plan to remedy an Epidemic Failure or a safety/ hazard situation, including at end-user sites, in plants and in warehouses, if applicable. The plan generally will include a process and repair method for deploying and implementing the repair and or replacement of all affected hardware in the Lot(s) and the estimated costs to deploy the fix dependent on the quantity of affected Product.  Supplier will be responsible for all costs of implementing the FRO (whether inside or outside of the warranty period) including (a) replacement parts, materials, sub-assemblies or supplies; (b) technical support labor costs in handling customer calls; (c) on-site service labor in replacing all hardware within the Lot(s); and (d) all packaging, shipping and handling costs to and from the customer and warehouse locations and Supplier’s repair facility. The FRO will be applicable for all hardware within the relevant Lot(s) unless and to the extent Supplier can establish that specific hardware within the Lot(s) are not affected by the root cause.  In addition to the foregoing, Supplier will, at USI’s option, appoint a senior level representative to coordinate a root-cause analysis and cooperate with USI in the development of the FRO.

LICENSE GRANTED. Supplier grants USI a royalty-free, perpetual, worldwide, non-exclusive, non-transferable license to distribute and re-sell any software Product or software component of a Product either directly or indirectly by (a) transferring the package to its customer without altering the package or its contents, in which case Supplier will license the software directly to the end user subject to the license terms it provided in the package; or (b) licensing the software to its customers pursuant to its standard terms and conditions. Supplier grants to USI a perpetual worldwide non-exclusive license to use Supplier's trademarks and trade names on or in connection with the Software. [*****]

INTELLECTUAL PROPERTY INFRINGEMENT. At its expense, Supplier will defend, indemnify, and hold harmless USI and its affiliates, and their agents, assigns, distributors, resellers, customers and end users (each an “Indemnitee”) from and against all costs, expenses, damages and losses arising out of or relating to any actual or threatened claim, suit or proceeding brought against any Indemnitee alleging that any Product or its use infringes [*****] (each a “Claim”).  [*****] Without limiting the foregoing obligations, Supplier will pay all costs and damages finally awarded with respect to, and/or pay all amounts in settlement of, any Claim. [*****] The foregoing obligations will not apply to any Claim caused by [*****].

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COMPLIANCE. Supplier will conduct business ethically and comply with the Supplier Code of Conduct available at this site: http://www.ncr.com/company/suppliers/manuals-forms-and-templates. In connection with providing Products under this PO, Supplier will, at its expense, and will cause its agents, employees and subcontractors to comply with all applicable federal, state, local and foreign laws, rules, acts, orders and regulations, including but not limited to laws pertaining to anti-bribery, anti-corruption, employment, import and export compliance, antitrust, environmental health, safety and electronic/product and waste take-back (“Applicable Law”). Supplier will identify and procure all required permits, certificates, licenses, insurance, approvals and inspections; and will submit all reports, certifications, and other documents as required, including information related to the proper and safe handling of the Products. Should Supplier's services hereunder require Supplier to perform, support, or handle any importation of any item into the U.S., Supplier will cooperate with USI to address the recommendations of U.S. Customs relative to its Customs-Trade Partnership Against Terrorism (C-TPAT) program and comply with its requirements. Supplier shall, upon request, provide such information to USI as is reasonably necessary for USI to satisfy any reporting or similar obligations required by Applicable Law, including, without limitation, USI’s obligations (or its customers’ obligations) under the Dodd-Frank Wall Street Reform and Consumer Protection Act with respect to disclosure regarding its use of conflict minerals. To the extent permitted by Applicable Law, Supplier will utilize standard industry practices to ensure fitness of employment if Supplier is required to perform any work or services at a USI or USI customer location, such as but not limited to: a) criminal background checks with positive outcome, b) credit checks, c) driving records, or d) drug test. Supplier will not employ any person performing work on USI related Products that fail or would fail to meet the foregoing fitness criteria, and should any objectionable, unskilled, or unfit person be employed by Supplier, Supplier will, upon request of USI, cause such person to be removed from providing the services hereunder. Any provision which is required to be a part of this PO by virtue of any law is incorporated herein by reference. Supplier and its employees, agents and contractors will adhere to USI's site security rules when visiting USI premises.

PRODUCT LIABILITY & INSURANCE. Supplier will defend, indemnify and hold harmless USI and its affiliates, and their agents, assigns, distributors, resellers, customers and end users (each an “Indemnitee”) from and against all liability resulting from any and all claims by third parties for loss, damage or injury (including death) caused by any Product to the extent not caused by [*****]. Supplier will maintain at all times relevant to this PO, and at its expense, all insurance required by law, including, without limitation, [*****].

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EXHIBIT 2
Data Security and Privacy (NCR as Controller)

This Supplier Data Security Privacy Exhibit (“Exhibit”) supplements and is part of the Master Hardware Supply Agreement dated 1st June 2018 (“Agreement”) between Universal Global Scientific Industrial Co., Ltd. (“you” or “Supplier”) and NCR Corporation (“NCR”), and is effective as of the last date of signature below, will remain in effect for so long as you or your Affiliates or subcontractors Process NCR Data (as defined in Section 1 below), and supersedes any conflicting or inconsistent provision in the Agreement. All capitalized terms used and not otherwise defined herein have the meaning set forth in the Agreement.
2.    Obligations of Supplier. With regard to the Processing of NCR Data, you represent and warrant that you will comply with the requirements below at all times during the Term of the Agreement:
2.1.    You will Process NCR Data (including in any aggregate form) only as permitted or required by the Agreement and this Exhibit and only in a manner that directly supports the Services, and you will Process Personal Information solely in accordance with NCR’s instructions.
2.2    You will comply with all applicable federal, state, local and foreign laws, statutes, ordinances, administrative or executive orders, rules, standards, regulations, policies and procedures relating to data privacy, personal data, the cross-border transfer of Personal Information and data protection (“Privacy Laws”).
2.3    You maintain an information security program which includes appropriate administrative, technical and physical safeguards that ensures the confidentiality, integrity and availability of NCR Data, which you periodically review and update to ensure that the program complies with all Legal Requirements and NCR’s Supplier Information Security Standards and adequately addresses new and evolving threats; and you train your personnel (including the personnel of any of your Affiliates or subcontractors) at least annually about information security and privacy risks and best practices required to protect the privacy and security of NCR Data.
2.4    If you Process Personal Information, then you maintain a program designed to protect the privacy of individuals by embedding privacy into the design specifications of your technologies, business practices and physical infrastructures using industry standard practices designed to minimize the privacy risks to individuals (commonly referred to as “Privacy by Design”).
2.5    If you Process Personal Information, then within 48 hours of your receipt of a written request from NCR (or sooner if required by any Legal Requirement), you will make available to NCR: (a) the Personal Information necessary for NCR to respond to an individual’s request for access to Personal Information about him or her; (b) the Personal Information necessary for NCR to respond to an individual’s request to amend his or her information and (if applicable) to incorporate any amendments to the Personal Information; and (c) the information necessary to enable NCR to provide an accounting of disclosures of Personal Information.
2.6    To the extent permitted by Privacy Laws: (a) prior to permitting any of your personnel to Process NCR Data (including the personnel of any of your Affiliates or subcontractors) you will conduct, or cause to be conducted (by contract or otherwise), third-party criminal background checks on all such personnel who will Process NCR Data; and (b) in no event will any individual be permitted to Process any NCR Data who has (i) been convicted of any criminal offense involving dishonesty or a breach of trust or who has participated in a pre-trial diversion with respect to such an offense, or (ii) been convicted of a felony within the last seven years, or if felony records in the jurisdiction in question do not go back seven years, then the greatest number of years for which felony convictions are traceable.
2.7    At NCR’s request, to the extent permitted by Privacy Laws, you will immediately cause any objectionable, unskilled, or unfit personnel to be removed from performing the Services.
2.8    You will (a) impose on any Affiliates and subcontractors the same obligations that are imposed on you in this Exhibit and the Agreement, including confidentiality obligations, and (b) ensure that NCR has the right to directly enforce the terms of this Exhibit and the Agreement against any such Affiliate or subcontractor. Notwithstanding the foregoing, you will remain solely responsible to NCR for the proper performance of the subcontracted Processing functions as if such functions were performed by you.
2.9    You will comply with the attached Appendix 1: EU Standard Contractual Clauses and Appendix 2: Swiss Standard Contractual Clauses (collectively, the “Clauses”) with respect to Personal Information originating in either the European Union or Switzerland (as the case may be) that is transferred to any Supplier location outside of the European Economic Area to jurisdictions whose laws have not been deemed adequate by the European Commission,

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unless (and only to the extent) that the Supplier (or an Affiliate of supplier) has certified to another lawful transfer mechanism, such as the EU-U.S. Privacy Shield Framework, in which case that framework shall control. To the extent there is any conflict with the terms of this Exhibits or the Agreement and the Clauses, the Clauses will control).
2.10    You will comply with the attached Appendix 3: Undertakings for Data Originating in Israel the “Undertakings”) with respect to the Processing of any Personal Information originating in Israel. To the extent there is any conflict with the terms of this Exhibit or the Agreement and the Undertakings, the Undertakings will control. In connection with the foregoing, prior to granting access to Personal Information, you will require each subcontractor that processes Personal Information (“Sub-processor”) to execute a document with NCR Global Ltd. in the same form as Appendix 3.
3.    Sub-processing. You have provided to NCR a current list your sub-processors (including locations) for the Services in the attached Appendix 4: Approved Sub-Processor List. You will provide NCR with updates to the Sub-Processor List prior to authorizing any new sub-processor(s); if NCR has a reasonable basis to object to your use of a new sub-processor, then NCR will notify you in writing within 10 business days after receipt of your notice. If NCR objects to any new sub-processor(s), then you will use reasonable efforts either to make available to NCR a change in the affected Services or to recommend a commercially reasonable change to NCR’s configuration or use of the affected Services to avoid processing of Personal Information of EU Residents or Personal Information originating in Israel by the objected-to new sub-processor without unreasonably burdening NCR or end users. If you are unable to make available such change or recommendation to NCR within 60 days after your receipt of NCR’s notice objecting to the new Sub-processor(s), then per Section 6 in this Exhibit, NCR may terminate the affected Services or the Agreement without further obligation to you, and NCR will receive a refund of any prepaid unused fees for the Services.
4.    Security Incidents.
4.1    A “Security Incident” is any inappropriate or unauthorized access to, or destruction, loss, alteration, disclosure or acquisition of NCR Data. You will notify NCR within 24 hours of your discovery of a Security Incident by calling your NCR point of contact and by concurrently sending written notice to law.notices@ncr.com. A Security Incident will be deemed discovered by you on the first day it is either known to you or your Affiliate or subcontractors. Failure to exercise reasonable due diligence which contributes to a delay in the discovery of any Security Incident shall be deemed a material breach.
4.2    To the extent known at the time of your report, your Security Incident notification to NCR will include: (a) information about the types of NCR Data is affected as a result of the Security Incident disclosed, accessed, destroyed, lost, altered, or acquired; (b) a brief description of what happened, including the date the Security Incident occurred and the date on which the Security Incident was discovered and, if known, the root cause of the Security Incident; (c) if the Security Incident involved Personal Information, the identification of each individual whose Personal Information has been, or is reasonably believed to have been, accidentally or unlawfully destroyed, lost, altered, disclosed or accessed without authorization during the time in question and the steps individuals should take to protect themselves from potential harm resulting from the Security Incident; (d) a brief description of what you are doing to investigate the Security Incident, to mitigate losses, and to protect against any further Security Incidents of similar origin; (e) contact procedures for NCR, its customer(s) or prospect(s), and/or individuals for questions or to learn additional information about the Security Incident, which will include a toll-free telephone number, email address, website, or postal address; (f) any other available information that must be provided to individuals, customers, prospects or regulators as required (at a minimum) by Privacy Laws; and (g) any other information reasonably requested by NCR. To the extent that the foregoing information is not available at the time you provide your notification to NCR required by this Section, you will provide such information to NCR as soon as it becomes available, and in all cases within the timeframes as required (at a minimum) by the Privacy Laws.
4.3    You will promptly take all actions to mitigate, at your sole cost, any harmful effect of a Security Incident. You will investigate and remedy the Security Incident; provide all information reasonably requested by NCR about the Security Incident; and will, at no cost to NCR, take, or cause to be taken, all actions reasonably directed NCR security personnel. You will maintain, and will cause any third party that Processes Personal Information to maintain, records of any known or suspected Security Incidents pertaining to the Personal Information in accordance with all Privacy Laws and commercially accepted industry practices, and will make such records, or will cause them to be made, reasonably available to NCR upon request.
4.4    You will immediately develop and provide to NCR, or cause to be developed and provided to NCR, a plan to cure any deficiency which led to the Security Incident to a level deemed necessary to prevent another Security

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Incident of similar origin. NCR will review the plan, and if approved, you will implement, or cause to be implemented, the plan within a mutually agreed-upon time frame at no cost to NCR. If NCR determines that the deficiency cannot be reasonably cured, NCR may, pursuant to Section 5 in this Exhibit, terminate the affected Services, or the Agreement, without further obligation to you and you will provide a refund to NCR for any Services for which NCR has paid but will not have received by the termination date.
5.    Security Review and Audit.
5.1    You will promptly respond to inquiries from NCR related to your information security program and practices and your compliance with any Legal Requirement and NCR’s Supplier Information Security Standards, as may be necessitated by NCR from time to time to ensure the confidentiality, integrity and availability of NCR Data.
5.2    You will, permit NCR, on reasonable notice, to have a qualified independent third party conduct testing of your information security controls during the test window identified by NCR in its notice; such testing may include (1) a SOC 2 type II audit, (2) a network Penetration Test, and (3) an application Penetration Test. NCR will provide to you, at a minimum, an overview of the testing conducted, containing the scope, methodology and summary of findings of third party testing promptly upon your request. “Penetration Test” means a test manually validated by qualified staff to determine whether and how a malicious user can gain unauthorized access to assets that affect the fundamental security of a system or files and must confirm that applicable controls to prevent such unauthorized access are in place. If the testing indicates that your information security controls do not materially comply with the requirements of this Exhibit, all Privacy Laws or the NCR Supplier Information Security Standards, you will pay for the cost of the testing; otherwise NCR will pay for the cost of the testing itself.
5.3    You will allow, at any time while this Exhibit is in effect and upon reasonable notice, during normal business hours and with each party bearing its own expense, NCR’s internal and external auditors, accountants, or any regulator with jurisdiction over the NCR Data, or the designee of such regulator (collectively, “Auditors”) to examine: (a) any third party test of your information security controls; (b) the adequacy of the control environments related to the Services; (c) the performance of your obligations under this Exhibit, including those related to any Privacy Laws and NCR’s Supplier Information Security Standards; and (d) any facilities in which NCR Data is processed. You will provide reasonable assistance in such an examination. If NCR Data has been disclosed to any Sub-processor for Processing, then you will ensure that the Auditors are permitted to conduct examinations of such Sub-processors as described in this Section 4 in this Exhibit to the same extent as they would be permitted to provide examinations required of you as set forth herein.
5.4    If the review or examination indicates that the performance of your obligations does not materially comply with the obligations of this Exhibit, all Privacy Laws or the NCR Supplier Information Security Standards, then you will immediately develop and provide to NCR a plan to improve the deficient performance to the level deemed acceptable by such an examination. NCR will review the plan, and if approved, then you will implement the plan within a mutually agreed-upon time frame at no cost to NCR. If NCR determines that the issues cannot be reasonably mitigated, then NCR may, per Section 5 in this Exhibit, terminate the affected Services, or the Agreement, without further obligation to you. In either case, you will reimburse NCR for reasonable costs and expenses incurred in connection with the audit.
6.    Termination Due to Breach of Exhibit.
6.1    If NCR becomes aware of a breach of a material term of this Addendum, then NCR will provide you with written notice of such breach in sufficient detail to enable you to understand the specific nature of the breach. At its option, NCR will either (a) provide you with the opportunity to cure the breach within a reasonable time, and terminate the affected Services or the Agreement without further obligation to you if you do not cure the breach within the time specified by NCR; or (b) immediately terminate the affected Services or the Agreement without further obligation to you if, in NCR’s sole discretion, the breach cannot be cured. In either case, you will refund all fees for Services not yet delivered or performed by the termination date to the extent NCR has paid for such Services in advance.
6.2    Upon the earlier of (i) NCR’s request, (ii) termination of the business need to retain NCR Data, or (iii) termination of the Services or the Agreement, at NCR’s option you will return to NCR or destroy all NCR Data in your possession as a result of the Agreement, and retain no copies if it is feasible to do so (and you will also require your subcontractors to do the same for any NCR Data in their possession). All destruction of NCR Data will be performed in accordance with procedures at least as stringent as the purge requirements described in NIST Special Publication 800-88. You will certify to NCR that NCR Data has been destroyed in accordance with these requirements. If return or destruction is infeasible, then you will extend all protections, limitations and restrictions contained in this Exhibit to your Processing of any retained NCR Data, and limit further uses and/or disclosures to the purposes that

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make the return or destruction of the NCR Data infeasible (and you will also require your subcontractors to do the same for any NCR Data in their possession). This Section 6 in this Exhibit will survive the termination or expiration of this Exhibit and the Agreement.
7.    Miscellaneous.
7.1    Interpretation. Unless otherwise expressly set forth herein, the terms of this Exhibit will control in the case of any conflict with the terms of the Agreement.
7.2    Indemnification. You will defend, indemnify and hold harmless NCR, its Affiliates, distributors, resellers, customers, end users, employees, directors, and contractors for any actual or threatened claims, suits, costs (including attorneys’ fees), fines, penalties, losses or damages caused by, related to, or arising out of your acts or omissions, or the acts or omissions of your Affiliates, subcontractors or by anyone directly or indirectly employed by you or by them in connection with your obligations under this Exhibit. Your indemnification is not subject to any limitation of liability provision contained in the Agreement.
7.3    Construction. Any provision which is required to be made part of this Exhibit or the Agreement by virtue of any Privacy Law is incorporated herein by reference. This Exhibit and the Agreement will be construed in a manner that most favorably facilitates NCR’s compliance with all Privacy Laws.
7.4    Amendment. To the extent that any relevant provisions of any Privacy Law is materially amended in a manner that changes the obligations of NCR, you, NCR’s customers or prospects, or an end user, this Exhibit will be automatically amended to comply with the Privacy Laws as amended.
7.5    Appendices. The following are attached to and part of this Exhibit: Appendix 1: EU Standard Contractual Clauses; Appendix 2: Swiss Standard Contractual Clauses; Appendix 3: Undertakings for Data Originating in Israel; and Appendix 4: Sub-processor List.

[signatures on next page]

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Each party has caused this Exhibit to be duly executed by its authorized representative.

NCR Corporation 864 Spring St. NW, Atlanta, GA 30308-1007 Signed: Print Name: Print Title: Date:	Universal Global Scientific Industrial Co., Ltd 141, Lane 351, Taiping Road, Sec. 1, Tsao Tuen, Nan-Tou, Taiwan Taiwan Signed: Print Name: Print Title: Date:

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APPENDIX 1: STANDARD CONTRACTUAL CLAUSES (PROCESSORS)
This Appendix 1 is part of the Data Security and Privacy Exhibit (NCR as Controller) and must be accompanied by and signed with that Exhibit to be valid:
For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection:
Data exporting organisation: Each of the NCR Affiliates within the EU listed on Attachment 3 to these Standard Contractual Clauses (collectively, the ‘data exporter’), and
Data importing organisation: Universal Global Scientific Industrial Co., Ltd (the ‘data importer’)
each a ‘party’; together ‘the parties’, have agreed on the following Contractual Clauses (the Clauses) in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the data exporter to the data importer of the personal data specified in Attachment 1 to this Appendix 1.

Clause 1     Definitions. For the purposes of the Clauses:

(a)
‘personal data’, ‘special categories of data’, ‘process/processing’, ‘controller’, ‘processor’, ‘data subject’ and ‘supervisory authority’ shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (the “Directive”);

(b)	‘data exporter’ means the controller who transfers the personal data;

(c)
‘data importer’ means the processor who agrees to receive from the data exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of the Clauses and who is not subject to a third country’s system ensuring adequate protection within the meaning of Article 25(1) of the Directive; EN L 39/10 Official Journal of the European Union 12.2.2010;

(d)
‘sub-processor’ means any processor engaged by the data importer or by any other sub-processor of the data importer who agrees to receive from the data importer or from any other sub-processor of the data importer personal data exclusively intended for processing activities to be carried out on behalf of the data exporter after the transfer in accordance with his instructions, the terms of the Clauses and the terms of the written subcontract;

(e)
‘applicable data protection law’ means the legislation protecting the fundamental rights and freedoms of individuals and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member State in which the data exporter is established;

(f)
‘technical and organisational security measures’ means those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

Clause 2    Details of the transfer. The details of the transfer and in particular the special categories of personal data where applicable are specified in Attachment 1 which forms an integral part of the Clauses.

Clause 3     Third-party beneficiary clause.

1.
The data subject can enforce against the data exporter this Clause, Clause 4(b) to (i), Clause 5(a) to (e), and (g) to (j), Clause 6(1) and (2), Clause 7, Clause 8(2), and Clauses 9 to 12 as third-party beneficiary.

2.
The data subject can enforce against the data importer this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where the data exporter has factually disappeared or has ceased to exist in law unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law, as a result of which it takes on the rights and obligations of the data exporter, in which case the data subject can enforce them against such entity.

3.
The data subject can enforce against the sub-processor this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where both the data exporter and the data importer have factually disappeared or ceased to exist in law or have become insolvent, unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law as a result of which it takes on the rights and obligations of the data exporter, in which case the data subject can enforce them against such entity. Such third-party liability of the sub-processor shall be limited to its own processing operations under the Clauses.

4.	The parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

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Clause 4     Obligations of the data exporter. The data exporter agrees and warrants:

(a)
that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member State where the data exporter is established) and does not violate the relevant provisions of that State;

(b)
that it has instructed and throughout the duration of the personal data-processing services will instruct the data importer to process the personal data transferred only on the data exporter’s behalf and in accordance with the applicable data protection law and the Clauses;

(c)	that the data importer will provide sufficient guarantees in respect of the technical and organizational security measures specified in Attachment 2 to this contract;

(d)
that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation;

(e)	that it will ensure compliance with the security measures;

(f)
that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or as soon as possible after, the transfer that its data could be transmitted to a third country not providing adequate protection within the meaning of Directive 95/46/EC;

(g)
to forward any notification received from the data importer or any sub-processor pursuant to Clause 5(b) and Clause 8(3) to the data protection supervisory authority if the data exporter decides to continue the transfer or to lift the suspension;

(h)
to make available to the data subjects upon request a copy of the Clauses, with the exception of Attachment 2, and a summary description of the security measures, as well as a copy of any contract for sub-processing services which has to be made in accordance with the Clauses, unless the Clauses or the contract contain commercial information, in which case it may remove such commercial information;

(i)
that, in the event of sub-processing, the processing activity is carried out in accordance with Clause 11 by a sub-processor providing at least the same level of protection for the personal data and the rights of data subject as the data importer under the Clauses; and

(j)	that it will ensure compliance with Clause 4(a) to (i).

Clause 5     Obligations of the data importer. The data importer agrees and warrants:

(a)
to process the personal data only on behalf of the data exporter and in compliance with its instructions and the Clauses; if it cannot provide such compliance for whatever reasons, it agrees to inform promptly the data exporter of its inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(b)
that it has no reason to believe that the legislation applicable to it prevents it from fulfilling the instructions received from the data exporter and its obligations under the contract and that in the event of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, it will promptly notify the change to the data exporter as soon as it is aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(c)	that it has implemented the technical and organisational security measures specified in Attachment 2 before processing the personal data transferred;

(d)	that it will promptly notify the data exporter about:

i.
any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;

ii.	any accidental or unauthorised access; and

iii.	any request received directly from the data subjects without responding to that request, unless it has been otherwise authorised to do so;

(e)
to deal promptly and properly with all inquiries from the data exporter relating to its processing of the personal data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

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(f)
at the request of the data exporter to submit its data-processing facilities for audit of the processing activities covered by the Clauses which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the data exporter, where applicable, in agreement with the supervisory authority;

(g)
to make available to the data subject upon request a copy of the Clauses, or any existing contract for sub-processing, unless the Clauses or contract contain commercial information, in which case it may remove such commercial information, with the exception of Attachment 2 which shall be replaced by a summary description of the security measures in those cases where the data subject is unable to obtain a copy from the data exporter;

(h)	that, in the event of sub-processing, it has previously informed the data exporter and obtained its prior written consent;

(i)	that the processing services by the sub-processor will be carried out in accordance with Clause 11;

(j)	to send promptly a copy of any sub-processor agreement it concludes under the Clauses to data exporter.

Clause 6     Liability.

1.
The parties agree that any data subject, who has suffered damage as a result of any breach of the obligations referred to in Clause 3 or in Clause 11 by any party or sub-processor is entitled to receive compensation from the data exporter for the damage suffered.

2.
If a data subject is not able to bring a claim for compensation in accordance with paragraph 1 against the data exporter, arising out of a breach by the data importer or his sub-processor of any of their obligations referred to in Clause 3 or in Clause 11, because the data exporter has factually disappeared or ceased to exist in law or has become insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if it were the data exporter, unless any successor entity has assumed the entire legal obligations of the data exporter by contract of by operation of law, in which case the data subject can enforce its rights against such entity. The data importer may not rely on a breach by a sub-processor of its obligations in order to avoid its own liabilities.

3.
If a data subject is not able to bring a claim against the data exporter or the data importer referred to in paragraphs 1 and 2, arising out of a breach by the sub-processor of any of their obligations referred to in Clause 3 or in Clause 11 because both the data exporter and the data importer have factually disappeared or ceased to exist in law or have become insolvent, the sub-processor agrees that the data subject may issue a claim against the data sub-processor with regard to its own processing operations under the Clauses as if it were the data exporter or the data importer, unless any successor entity has assumed the entire legal obligations of the data exporter or data importer by contract or by operation of law, in which case the data subject can enforce its rights against such entity. The liability of the sub-processor shall be limited to its own processing operations under the Clauses.

Clause 7     Mediation and jurisdiction.

1.
The data importer agrees that if the data subject invokes against it third-party beneficiary rights and/or claims compensation for damages under the Clauses, the data importer will accept the decision of the data subject:

a)	to refer the dispute to mediation, by an independent person (or where applicable, by the supervisory authority);

b)	to refer the dispute to the courts in the Member State in which the data exporter is established.

2.
The parties agree that the choice made by the data subject will not prejudice its substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

Clause 8     Cooperation with supervisory authorities

1.	The data exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

2.
The parties agree that the supervisory authority has the right to conduct an audit of the data importer, and of any sub-processor, which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

3.
The data importer shall promptly inform the data exporter about the existence of legislation applicable to it or any sub-processor preventing the conduct of an audit of the data importer, or any sub-processor, pursuant to paragraph 2. In such a case the data exporter shall be entitled to take the measures foreseen in Clause 5(b).

Clause 9     Governing law. The Clauses shall be governed by the law of the Member State in which the data exporter is established.

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Clause 10     Variation of the contract. The parties undertake not to vary or modify the Clauses. This does not preclude the parties from adding clauses on business related issues where required as long as they do not contradict the Clause.

Clause 11     Sub-processing.

1.
The data importer shall not subcontract any of its processing operations performed on behalf of the data exporter under the Clauses without the prior written consent of the data exporter. Where data importer subcontracts its obligations under the Clauses, with the consent of the data exporter, it shall do so only by way of a written agreement with the sub-processor which imposes the same obligations on the sub-processor as are imposed on the data importer under the Clauses. Where the sub-processor fails to fulfill its data protection obligations under such written agreement the data importer shall remain fully liable to the data exporter for the performance of the sub-processor’s obligations under such agreement.

2.
The prior written contract between the data importer and the sub-processor shall also provide for a third-party beneficiary clause as laid down in Clause 3 for cases where the data subject is not able to bring the claim for compensation referred to in paragraph 1 of Clause 6 against the data exporter or the data importer because they have factually disappeared or have ceased to exist in law or have become insolvent and no successor entity has assumed the entire legal obligations of the data exporter or data importer by contract or by operation of law. Such third-party liability of the sub-processor shall be limited to its own processing operations under the Clauses.

3.
The provisions relating to data protection aspects for sub-processing of the contract referred to in paragraph 1 shall be governed by the law of the Member State in which the data exporter is established.

4.
The data exporter shall keep a list of sub-processing agreements concluded under the Clauses and notified by the data importer pursuant to Clause 5(j), which shall be updated at least once a year. The list shall be available to the data exporter’s data protection supervisory authority.

Clause 12     Obligation after the termination of personal data-processing services.

1.
The parties agree that on the termination of the provision of data-processing services, the data importer and the sub-processor shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that it has done so, unless legislation imposed upon the data importer prevents it from returning or destroying all or part of the personal data transferred. In that case, the data importer warrants that it will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

2.
The data importer and the sub-processor warrant that upon request of the data exporter and/or of the supervisory authority, it will submit its data-processing facilities for an audit of the measures referred to in paragraph 1.

[signatures on next page]

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On behalf of the data exporter:             On behalf of the data importer:

Please see signatures in Appendix 3.	Universal Global Scientific Industrial Co., Ltd Signed: Print Name: Print Title: Date: Address: 141, Lane 351, Taiping Road, Sec. 1, Tsao Tuen, Nan-Tou, Taiwan

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APPENDIX 1: STANDARD CONTRACTUAL CLAUSES (PROCESSORS)
Attachment 1 to the Standard Contractual Clauses (Processors)
This Appendix 1 forms part of the Standard Contractual Clauses (Processors) to which it is attached.
Data exporter: The NCR Affiliates listed on the signature page to the Standard Clauses to which this Appendix is attached.

Below is sample text for services description & data overview; please customize all text below as applicable.
Data importer provides data processing services: The data importer will process personal data in connection with services provided under its agreement(s) with NCR. Such services consist of provision of products, parts, support, manufacturing services, and any other agreed upon services activity.

Data subjects: The personal data transferred may concern the following categories of data subjects:

–	NCR employees;

–	Personnel of NCR contractors and partners and prospective contractors and partners, including advisors, consultants, suppliers, contractors, subcontractors, resellers, distributors and agents;

–	Customers and their employees, partners, advisors, consultants, suppliers, contractors, subcontractors, and agents;

–	Complainants, correspondents, and enquirers.

Categories of data: The data subjects’ personal data transferred concern the following categories of data:

–
Demographic Data: legal name, preferred name, title, photograph, location, function, region, address details, contact information (phone, email, address); job profile, department, level, employing company, reporting structure, region of responsibility, function, employee type, organizational charts, employee Quicklook ID, employee global ID;;

–

–	Special categories of data (if appropriate): NONE

Purposes of the transfer(s): The transfers are made for the following purposes:

–	To facilitate the efficient operation of NCR Corporation group's business;

–	To gain operational visibility, efficiency, and accuracy, and ensure cost-effectiveness;

–	To respond to requests from law enforcement or government authorities where necessary to comply with applicable law;

–	To carry out operations re provision of products and services to NCR;

–	To take actions to comply with applicable laws and international treaties where applicable.

Processing operations: The personal data transferred will be subject to the following processing activities:

–
All operations with regard to personal data irrespective of the means applied and procedures, in particular the obtaining, collecting, recording, organising, storage, holding, use, amendment, adaptation, alteration, disclosure, dissemination or otherwise making available, aligning, combining, retrieval, consultation, archiving, transmission, blocking, erasing, or destruction of data, the operation and maintenance of systems, management and management reporting, financial reporting, risk management, compliance, legal and audit functions and shall include “processing” which shall have the meaning given to such term in the Directive.

–
The personal data transferred are to be stored for periods as data exporter may instruct data importer from time to time, but in any case for no longer than relevant periods as required or permitted under applicable data protection and or other laws and regulations.

–	The personal data may be hosted on a cloud services provider's IT systems in accordance with the terms hereof.

On behalf of the data exporter:         On behalf of the data importer:

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Please see signatures in Appendix 3.	Universal Global Scientific Industrial Co., Ltd Signed: Print Name: Print Title: Date: Address: 141, Lane 351, Taiping Road, Sec. 1, Tsao Tuen, Nan-Tou, Taiwan

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APPENDIX 1: STANDARD CONTRACTUAL CLAUSES (PROCESSORS)
Attachment 2 to the Standard Contractual Clauses (Processors)
This Attachment 2 forms part of the Standard Contractual Clauses (Processors) to which it is attached.
FOR SUPPLIER: Below is a sample information security overview; if you do not maintain a standard overview that can be inserted here, then please customize below as applicable.

Data Importer Information Security Overview: This information security overview applies to Data importer’s corporate controls for safeguarding personal data which is processed by data importer and transferred by data importer amongst its Affiliates and subcontractors. Data importer’s information security program enables its personnel, including the personnel of its Affiliates and sub-processors, to understand their responsibilities.

Security Practices: Data importer has implemented corporate information security practices and standards that are designed to safeguard Data importer’s corporate environment and to address: (1) information security; (2) system and asset management; (3) development; and (4) governance. These practices and standards are approved by Data importer executive management and undergo an annual formal review.

Organizational Security: It is the responsibility of the Data importer’s personnel, including the personnel of its Affiliates and sub-processors to comply with these practices and standards. To facilitate the corporate adherence to these practices and standards, the information security function provides:

1.
Strategy and compliance with policies/standards and regulations, awareness and education, risk assessments and management, contract security requirements management, application and infrastructure consulting, assurance testing and drives the security direction of the company.

2.	Security testing, design and implementation of security solutions to enable security controls adoption across the environment.

3.	Security operations of implemented security solutions, the environment and assets, and manage incident response.

4.	Forensic investigations with security operations, legal, data protection and human resources for investigations including eDiscovery and eForensics.

Asset Classification and Control: Data importer’s practice is to track and manage physical and logical assets. Examples of the assets that data importer IT might track include:

•	Information assets, such as identified databases, disaster recovery plans, business continuity plans, data classification, archived information.

•	Software assets, such as identified applications and system software.

•	Physical assets, such as identified servers, desktops/laptops, backup/archival tapes, printers and communications equipment.
The assets are classified based on business criticality to determine confidentiality requirements. Industry guidance for handling personal data provides the framework for technical, organizational and physical safeguards. These may include controls such as access management, encryption, logging and monitoring, and data destruction.

Personnel Security: As part of the employment process, employees undergo a screening process applicable per regional law. Data importer’s annual compliance training includes a requirement for employees to complete an online course and pass an assessment covering information security and data privacy. The security awareness program may also provide materials specific to certain job functions.

Physical and Environmental Security: Data importer uses a number of technological and operational approaches in its physical security program in regards to risk mitigation. Their security team works closely with each site to determine appropriate measures are in place and continually monitor any changes to the physical infrastructure, business, and known threats. They also monitor best practice measures used by others in the industry and carefully select approaches that meet both uniqueness’s in business practice and expectations of data importer as a whole. Data importer balances its approach towards security by considering elements of control that include architecture, operations, and systems.

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Communications and Operations Management: The IT organization manages changes to the corporate infrastructure, systems and applications through a centralized change management program, which may include, testing, business impact analysis and management approval were appropriate. Incident response procedures exist for security and data protection incidents, which may include incident analysis, containment, response, remediation, reporting and the return to normal operations. To protect against malicious use of assets and malicious software, additional controls may be implemented based on risk. Such controls may include, but are not limited to, information security policies and standards, restricted access, designated development and test environments, virus detection on servers, desktop and notebooks; virus email attachment scanning; system compliance scans, intrusion prevention monitoring and response, logging and alerting on key events, information handling procedures based on data type, e-commerce application and network security, and system and application vulnerability scanning.

Access Controls: Access to corporate systems is restricted, based on procedures to ensure appropriate approvals. To reduce the risk of misuse, intentional or otherwise, access is provided based on segregation of duties and least privileges. Remote access and wireless computing capabilities are restricted and require that both user and system safeguards are in place. Specific event logs from key devices and systems are centrally collected and reported on an exceptions basis to enable incident response and forensic investigations.

System Development and Maintenance: Publicly released third party vulnerabilities are reviewed for applicability in the data importer environment. Based on risk to data importer’s business and customers, there are pre-determined timeframes for remediation. In addition, vulnerability scanning and assessments are performed on new and key applications and the infrastructure based on risk. Code reviews and scanners are used in the development environment prior to production to proactively detect coding vulnerabilities based on risk. These processes enable proactive identification of vulnerabilities as well as compliance.

Compliance: The information security, legal, privacy and compliance departments work to identify regional laws, regulations applicable to data importer corporate. These requirements cover areas such as, intellectual property of the company and our customers, software licenses, protection of employee and customer personal information, data protection and data handling procedures, trans-border data transmission, financial and operational procedures, regulatory export controls around technology, and forensic requirements. Mechanisms such as the information security program, the executive privacy council, internal and external audits/assessments, internal and external legal counsel consultation, internal controls assessment, internal penetration testing and vulnerability assessments, contract management, security awareness, security consulting, policy exception reviews and risk management combine to drive compliance with these requirements.

On behalf of the data exporter:         On behalf of the data importer:

Please see signatures in Attachment 3.	Universal Global Scientific Industrial Co., Ltd Signed: Print Name: Print Title: Date: Address: 141, Lane 351, Taiping Road, Sec. 1, Tsao Tuen, Nan-Tou, Taiwan

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APPENDIX 1: STANDARD CONTRACTUAL CLAUSES (PROCESSORS)
Attachment 3 to the Standard Contractual Clauses (Processors)

This Attachment 3 is part of the Appendix 1: Standard Contractual Clauses (Processors) to which it is attached.

The following NCR Affiliates within the EU are identified as data exporters for the purpose of the Standard Contractual Clauses.

Name of NCR Affiliate	Address (including country)
NCR Oesterreich Ges.m.b.H.	Storchengasse 1, 1150 Wien, Austria
Orderman GmbH	Bachstrasse 59, 5023 Salzburg-Gnigl, Austria
NCR Belgium & Co. SNC	Ikaroslaan 36, 1930 Zaventem, Belgium
NCR (Middle East) Limited	80A Limassol Avenue, Nicosia, 2014, Cyprus
NCR Ceska Republika spol. S.r.o.	Rohanské nábřeží 678/29, Karlín, 186 00 Praha 8, Czech Republic
NCR Danmark A/S	Rued Langgaards Vej 8, 2300 Copenhagen S, Denmark
NCR Finland OY	Kilonpuisto 2 B 43, 02610 Espoo, Finland
NCR France, SNC	11 rue du Chemin des Femmes, 91749 Massy, France
NCR Antilles S.A.R.L.	7 Rue Ferdinand Forest, Baie-Mhault, Guadeloupe, French West Indies
NCR GmbH	Steinerne Furt 67, 86167 Augsburg, Germany
NCR (Hellas) S.A.	Spaton Ave 60 & Vikela Corner, Gerakas, Hellas, Athens, 153 44, Greece
NCR Magyarorszag Kft.	Fehérvári utca 79/IV, 1119 Budapest, Hungary
NCR Global Solutions Limited	180 Lakeview Dr., Airside Business Park, Swords, Co. Dublin, Ireland
NCR Italia S.r.l.	Via Cusago 150/4, Milano, 20153, Italy
Orderman S.A.R.L.	10, rue de Reims, 2417 Luxembourg, Luxembourg
Orderman S.A.R.L.
NCR Dutch Holdings B.V.	Radarweg 29, 1043 NX Amsterdam, the Netherlands
NCR Dutch Holdings B.V.
NCR Nederland B.V.	Radarweg 29, 1043 NX Amsterdam, the Netherlands
NCR Polska Sp.z.o.o.	32 Krakowiaków Str., 02-255 Warsaw, Poland
NCR Polska Sp.z.o.o.
NCR Iberia Lda	n.º 3-C 3-D, Largo de Santa Bárbara, Anjos, 1150-287, Lisbon, Portugal
NCR Espana, S.L.U.	Comandante Azcárraga 3, 28016 Madrid, Spain
Orderman Iberica S.L.	Comandante Azcárraga 3, 28016 Madrid, Spain
Iber Aloha S.L.	Comandante Azcárraga 3, 28016 Madrid, Spain
NCR International, Inc., branch office Sweden	Box 178, 57522 Eksjo, Sweden
NCR Financial Solutions Group Limited	Discovery Centre, 3 Fulton Rd, Dundee, Scotland, DD2 4SW, U.K.
NCR Limited	9th Floor, 5 Merchant Square, London, W2 1BQ, U.K.
Radiant Systems Limited	9th Floor, 5 Merchant Square, London, W2 1BQ, U.K.

Attachment 3 may be updated by NCR on written notice to Supplier.

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APPENDIX 2: STANDARD CONTRACTUAL CLAUSES FOR TRANSFER OF PERSONAL DATA
FROM THE SWISS CONFEDERATION TO THIRD COUNTRIES
(CONTROLLER TO PROCESSOR TRANSFERS)
This Appendix 2 is part of the Supplier Data Privacy Exhibit (NCR as Controller) and must be accompanied by and signed with that Exhibit to be valid.
For the purposes of Article 6, paragraph 2, let. a) of the Swiss Federal Act on Data Protection of 1992 (DPA) for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection:
Data exporting organisation: NCR (Schweiz) GmbH (Email: law.notices@ncr.com), organized and existing under the laws of the Swiss Confederation (the ‘data exporter’), and
Data importing organisation: Universal Global Scientific Industrial Co., Ltd (141, Lane 351, Taiping Road, Sec. 1, Tsao Tuen, Nan-Tou, Taiwan), organized and existing under the laws of [state/province of Supplier’s legal creation] in [Taiwan] the ‘data importer’)
each a ‘party’; together ‘the parties’, have agreed on the following Contractual Clauses (the Clauses) in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the data exporter to the data importer of the personal data specified in Attachment 1 to this Appendix 2.

Clause 1    Definitions. For the purposes of the Clauses:

a)
"personal data" shall mean any information relating to an identified or identifiable natural person or legal entity ("data subject"); an identifiable person is one who can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to his physical, physiological, mental, economic, cultural or social identity;

b)
"special categories of data", "process/processing", "personality profile”, "controller of the file", and "supervisory authority/commissioner/authority" shall have the same meaning as in the Swiss Federal Act on Data Protection of 19 June 1992 ("DPA"), (whereby the "authority" shall mean the competent data protection authority in the territory in which the data exporter is established);

c)	the "data exporter" means the controller who transfers the personal data;

d)
the "data importer" means the processor who agrees to receive from the data exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of the Clauses and who is not subject to a third country's system ensuring adequate protection within the meaning of Article 6 DPA;

e)
the “Subprocessor” means any processor engaged by the data importer or by any other subprocessor of the data importer who agrees to receive from the data importer or from any other subprocessor of the data importer personal data exclusively intended for processing activities to be carried out on behalf of the data exporter after the transfer in accordance with its instructions, the terms of these Clauses and the terms of the written subcontract;

f)
the “Applicable data protection law” means the legislation protecting the fundamental rights and freedoms of individuals and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the country in which the data exporter is established;

g)
“technical and organizational security measures” means those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

Details of the Transfer. The details of the transfer and in particular the special categories of personal data where applicable are specified in Attachment 1 which forms an integral part of the Clauses.

Clause 2    Third-Party Beneficiary Clause.

1.
The data subject can enforce against the data exporter this Clause, Clause 4(b) to (i), Clause 5(a) to (e) and (g) to (j), Clause 6(1) and (2), and Clause 7, Clause 8(2), Clauses 9 to 12 as third-party beneficiary.

2.
The data subject can enforce against the data importer this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where the data exporter has factually disappeared or has ceased to exist in law unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law, as a result of which it takes on the rights and obligations of the data exporter, in which case the data subject can enforce them against such entity.

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3.
The data subject can enforce against the subprocessor this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses Clause 9 to Clause 12, in cases where both the data exporter and the data importer have factually disappeared or ceased to exist in law or have become insolvent, unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law as a result of which it takes on the rights and obligations of the data exporter, in which case the data subject can enforce them against such entity. Such third-party liability of the subprocessor shall be limited to its own processing operations under the Clauses.

4.	The parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

Clause 3    Obligations of the Data Exporter. The data exporter agrees and warrants:

a)
that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the country where the data exporter is established) and does not violate the relevant provisions of that county;

b)
that it has instructed and throughout the duration of the personal data processing services will instruct the data importer to process the personal data transferred only on the data exporter's behalf and in accordance with the applicable data protection law and the Clauses;

c)	that the data importer will provide sufficient guarantees in respect of the technical and organizational security measures specified in Attachment 2 to this contract;

d)
that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation;

e)	that it will ensure compliance with the security measures;

f)
that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or as soon as possible after, the transfer that its data could be transmitted to a third country not providing adequate protection within the meaning of Article 6 DPA;

g)
to forward any notification received from the data importer or any subprocessor pursuant to Clause 5(b) and Clause 8(3) to the data protection supervisory authority~~,~~ if the data exporter decides to continue the transfer or to lift the suspension;

h)
to make available to the data subjects upon request a copy of the Clauses, with the exception of Attachment 2, and a summary description of the security measures, as well as a copy of any contract for subprocessing services which has to be made in accordance with the Clauses, unless the Clauses or the contract contain commercial information, in which case it may remove such commercial information;

i)
that, in the event of subprocessing, the processing activity is carried out in accordance with Clause 11 by a subprocessor providing at least the same level of protection for the personal data and the rights of data subject as the data importer under the Clauses; and

j)	that it will ensure compliance with Clause 4(a) to (i).

Clause 4    Obligations of the Data Importer. The data importer agrees and warrants:

a)
to process the personal data only on behalf of the data exporter and in compliance with its instructions and the Clauses; if it cannot provide such compliance for whatever reasons, it agrees to inform promptly the data exporter of its inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

b)
that it has no reason to believe that the legislation applicable to it prevents it from fulfilling the instructions received from the data exporter and its obligations under the contract and that in the event of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, it will promptly notify the change to the data exporter as soon as it is aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

c)	that it has implemented the technical and organizational security measures specified in Attachment 2 before processing the personal data transferred;

d)	that it will promptly notify the data exporter about:

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(i)
any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;

(ii)	any accidental or unauthorized access; and

(iii)	any request received directly from the data subjects without responding to that request, unless it has been otherwise authorized to do so;

e)
to deal promptly and properly with all enquiries from the data exporter relating to its processing of the personal data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

f)
at the request of the data exporter to submit its data processing facilities for audit of the processing activities covered by the Clauses which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the data exporter, where applicable, in agreement with the supervisory authority;

g)
to make available to the data subject upon request a copy of the Clauses, or any existing contract for subprocessing, unless the Clauses or contract contain commercial information, in which case it may remove such commercial information, with the exception of Attachment 2 which shall be replaced by a summary description of the security measures in those cases where the data subject is unable to obtain a copy from the data exporter;

h)	that, in the event of subprocessing, it has previously informed the data exporter and obtained its prior written consent;

i)	that the processing services by the subprocessor will be carried out in accordance with Clause 11;

j)	to send promptly a copy of any subprocessor agreement it concludes under the Clauses to the data exporter.

Clause 5    Liability.

1.
The parties agree that any data subject, who has suffered damage as a result of any breach of the obligations referred to in Clause 3 or in Clause 11 by any party or subprocessor is entitled to receive compensation from the data exporter for the damage suffered.

2.
If a data subject is not able to bring a claim for compensation in accordance with paragraph 1 against the data exporter, arising out of a breach by the data importer or his subprocessor of any of their obligations referred to in Clause 3 or in Clause 11, because the data exporter has factually disappeared or ceased to exist in law or has become insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if it were the data exporter, unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law, in which case the data subject can enforce its rights against such entity.

3.	The data importer may not rely on a breach by a subprocessor of its obligations in order to avoid its own liabilities.

4.
If a data subject is not able to bring a claim against the data exporter or the data importer referred to in paragraphs 1 and 2, arising out of a breach by the subprocessor of any of their obligations referred to in Clause 3 or in Clause 11 because both the data exporter and the data importer have factually disappeared or ceased to exist in law or have become insolvent, the subprocessor agrees that the data subject may issue a claim against the data subprocessor with regard to its own processing operations under the Clauses as if it were the data exporter or the data importer, unless any successor entity has assumed the entire legal obligations of the data exporter or data importer by contract or by operation of law, in which case the data subject can enforce its rights against such entity. The liability of the subprocessor shall be limited to its own processing operations under the Clauses.

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Clause 6    Mediation and Jurisdiction.

1.
The data importer agrees that if the data subject invokes against it third-party beneficiary rights and/or claims compensation for damages under the Clauses, the data importer will accept the decision of the data subject:

a)	to refer the dispute to mediation, by an independent person or, where applicable, by the supervisory authority;

b)	to refer the dispute to the courts in the Swiss Confederation.

2.
The parties agree that the choice made by the data subject will not prejudice its substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

Clause 7    Cooperation with Supervisory Authorities.

1.	The data exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

2.
The parties agree that the supervisory authority has the right to conduct an audit of the data importer, and of any subprocessor, which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

3.
The data importer shall promptly inform the data exporter about the existence of legislation applicable to it or any subprocessor preventing the conduct of an audit of the data importer, or any subprocessor, pursuant to paragraph 2. In such a case the data exporter shall be entitled to take the measures foreseen in Clause 5(b).

Clause 8    Governing Law. The Clauses shall be governed by the law of the country in which the data exporter is established, namely the Swiss Federal Act on Data Protection of 19 June 1992 and its implementing Ordinance of 14 June 1993.

Clause 9    Variation of the Contract. The parties undertake not to vary or modify the Clauses. This does not preclude the parties from adding clauses on business related issues where required as long as they do not contradict the Clauses.

Clause 10    Subprocessing.

1.
The data importer shall not subcontract any of its processing operations performed on behalf of the data exporter under the Clauses without the prior written consent of the data exporter. Where the data importer subcontracts its obligations under the Clauses, with the consent of the data exporter, it shall do so only by way of a written agreement with the subprocessor which imposes the same obligations on the subprocessor as are imposed on the data importer under the Clauses. Where the subprocessor fails to fulfil its data protection obligations under such written agreement the data importer shall remain fully liable to the data exporter for the performance of the subprocessor's obligations under such agreement.

2.
The prior written contract between the data importer and the subprocessor shall also provide for a third-party beneficiary clause as laid down in Clause 3 for cases where the data subject is not able to bring the claim for compensation referred to in paragraph 1 of Clause 6 against the data exporter or the data importer because they have factually disappeared or have ceased to exist in law or have become insolvent and no successor entity has assumed the entire legal obligations of the data exporter or data importer by contract or by operation of law. Such third-party liability of the subprocessor shall be limited to its own processing operations under the Clauses.

3.
The provisions relating to data protection aspects for subprocessing of the contract referred to in paragraph 1 shall be governed by the law of the country in which the data exporter is established, namely the Swiss Federal Act on Data Protection of 19 June 1992 and its implementing Ordinance of 14 June 1993.

4.
The data exporter shall keep a list of subprocessing agreements concluded under the Clauses and notified by the data importer pursuant to Clause 5(j), which shall be updated at least once a year. The list shall be available to the data exporter's data protection supervisory authority.

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Clause 11    Obligation after the Termination of Personal Data Processing Services.

1.
The parties agree that on the termination of the provision of data processing services, the data importer and the subprocessor shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that it has done so, unless legislation imposed upon the data importer prevents it from returning or destroying all or part of the personal data transferred. In that case, the data importer warrants that it will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

2.
The data importer and the subprocessor warrant that upon request of the data exporter and/or of the supervisory authority, it will submit its data processing facilities for an audit of the measures referred to in paragraph 1.

DATA EXPORTER: NCR (Schweiz) GmbH	DATA IMPORTER: Universal Global Scientific Industrial Co., Ltd
Signed__________________________________	Signed__________________________________
Name___________________________________	Name___________________________________
Title___________________________________	Title___________________________________

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APPENDIX 2: STANDARD CONTRACTUAL CLAUSES FOR THE TRANSFER OF PERSONAL DATA
FROM THE SWISS CONFEDERATION TO THIRD COUNTRIES (CONTROLLER TO PROCESSOR TRANSFERS)
Attachment 1 to the Standard Contractual Clauses for the Transfer of Personal Data
From the Swiss Confederation To Third Countries (Controller To Processor Transfers)
This Attachment forms part of the Clauses. The Swiss Confederation may complete or specify, according to their national procedures, any additional necessary information to be contained in this Attachment.
Data exporter: The data exporter is NCR (Schweiz) GmbH.

Below is sample text for services description & data overview; please customize all text below as applicable.
Data importer provides data processing services: The data importer will process personal data in connection with services provided under its agreement(s) with NCR. Such services consist of provision of products, parts, support, manufacturing services, and any other agreed upon services activity.

Data subjects: The personal data transferred may concern the following categories of data subjects:

–	NCR employees;

–	Personnel of NCR contractors and partners and prospective contractors and partners, including advisors, consultants, suppliers, contractors, subcontractors, resellers, distributors and agents;

–	Customers and their employees, partners, advisors, consultants, suppliers, contractors, subcontractors, and agents;

–	Complainants, correspondents, and enquirers.

Categories of data: The data subjects’ personal data transferred concern the following categories of data:

–
Demographic Data: legal name, preferred name, title, photograph, location, function, region, address details, contact information (phone, email, address); job profile, department, level, employing company, reporting structure, region of responsibility, function, employee type, organizational charts, employee Quicklook ID, employee global ID;;

–

–	Special categories of data (if appropriate): NONE

Purposes of the transfer(s): The transfers are made for the following purposes:

–	To facilitate the efficient operation of NCR Corporation group's business;

–	To gain operational visibility, efficiency, and accuracy, and ensure cost-effectiveness;

–	To respond to requests from law enforcement or government authorities where necessary to comply with applicable law;

–	To carry out operations re provision of products and services to NCR;

–	To take actions to comply with applicable laws and international treaties where applicable.

Processing operations: The personal data transferred will be subject to the following processing activities:

–
All operations with regard to personal data irrespective of the means applied and procedures, in particular the obtaining, collecting, recording, organising, storage, holding, use, amendment, adaptation, alteration, disclosure, dissemination or otherwise making available, aligning, combining, retrieval, consultation, archiving, transmission, blocking, erasing, or destruction of data, the operation and maintenance of systems, management and management reporting, financial reporting, risk management, compliance, legal and audit functions and shall include “processing” which shall have the meaning given to such term in the Directive.

–
The personal data transferred are to be stored for periods as data exporter may instruct data importer from time to time, but in any case for no longer than relevant periods as required or permitted under applicable data protection and or other laws and regulations.

–	The personal data may be hosted on a cloud services provider's IT systems in accordance with the terms hereof.

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DATA EXPORTER: NCR (Schweiz) GmbH	DATA IMPORTER: Universal Global Scientific Industrial Co., Ltd
Signed__________________________________	Signed__________________________________
Name___________________________________	Name___________________________________
Title___________________________________	Title___________________________________

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Attachment 2 to the Standard Contractual Clauses for the Transfer of Personal Data From the Swiss Confederation To Third Countries (Controller To Processor Transfers)

This Attachment forms part of the Clauses.

Please See Attachment 2 to Appendix 1.

DATA EXPORTER: NCR (Schweiz) GmbH	DATA IMPORTER: Universal Global Scientific Industrial Co., Ltd
Signed__________________________________	Signed__________________________________
Name___________________________________	Name___________________________________
Title___________________________________	Title___________________________________

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APPENDIX 3: UNDERTAKINGS FOR DATA ORIGINATING IN ISRAEL

This Appendix 3 is part of the Supplier Data Privacy Exhibit (NCR as Controller) and must be accompanied by and signed with that Exhibit to be valid:

You hereby confirm and undertake the following with respect to Personal Information originating in Israel:

1.    You will take adequate measures to ensure the privacy of the data subjects and will apply the following practices when Processing Personal Information:

(a)	Personal Information shall be Processed in a legal and fair manner;

(b)	Personal Information shall be Processed only for the purpose for which it was received;

(c)	Personal Information shall be accurate and up to date;

(d)	The right of inspection will be reserved to the data subject;

(e)	Adequate security measures will be implemented to protect Personal Information in your databases and computer systems.

2.    You will take appropriate organizational measures and implement appropriate procedures and policies to lawfully Process Personal Information and to protect it and the privacy of the data subjects as a whole, against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, including where the Processing involves the transmission of Personal Information over a network, and against all other unlawful forms of Processing.

3.    You will maintain strict confidentiality of Personal Information and will not share any Personal Information with any person.

DATA EXPORTER: NCR Global Ltd.	DATA IMPORTER: Universal Global Scientific Industrial Co., Ltd
Signed__________________________________	Signed__________________________________
Name___________________________________	Name___________________________________
Title___________________________________	Title___________________________________

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APPENDIX 4: APPROVED SUB-PROCESSORS LIST

FOR SUPPLIER: Please complete below.

Name of Sub-Processor	NA
Country in which Sub-Processor is located	NA
Address of Sub-Processor	NA
Purpose of Sub-Processing	NA

Name of Sub-Processor	NA
Country in which Sub-Processor is located	NA
Address of Sub-Processor	NA
Purpose of Sub-Processing	NA

Name of Sub-Processor	NA
Country in which Sub-Processor is located	NA
Address of Sub-Processor	NA
Purpose of Sub-Processing	NA

Name of Sub-Processor	NA
Country in which Sub-Processor is located	NA
Address of Sub-Processor	NA
Purpose of Sub-Processing	NA

[end of Exhibit 4]

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EXHIBIT 3
MANUFACTURING LICENSE

This Manufacturing License Agreement (“MLA”) is entered into between NCR and Supplier.

WHEREAS NCR and Supplier have previously entered into a Master Hardware Supply Agreement effective 1st January 2017 (the “Agreement”).

NOW THEREFORE the parties agree as follows:

1.0    License
1.1 If the Agreement is terminated by NCR due to the Supplier’s material breach or if during the term of the Agreement, Supplier discontinues the manufacture of the Hardware, or is unable or unwilling to supply Hardware to NCR under the agreed terms and conditions, as forecasted and ordered by NCR, NCR may, at its sole option, invoke this MLA, the terms and conditions of which shall apply with immediate effect.

1.2 Upon the occurrence of one or more of the events described in Section 1.1, Supplier hereby grants to NCR a perpetual, non-exclusive, worldwide license to use, modify, copy, sell, distribute, manufacture or have manufactured by a third party the Hardware including all necessary or appropriate rights to use the Documentation (the “License”). In case of this situation, NCR shall ensure that said third party only use such Documentation for supply solely to NCR to support its customers.

2.0    Waiver
Licensor waives any and all intellectual property claims against NCR related to the Hardware on condition of above Article 1 of this Exhibit.

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EXHIBIT 4

DEVELOPMENT SERVICES

The terms and conditions of this Exhibit, effective [insert date] (“Effective Date”) will apply to any product development services requested by NCR as a part of the foregoing Master Hardware Supply Agreement (“Agreement”) dated [_____], and shall supplement the terms and conditions of the Agreement. In the event of any inconsistency this Exhibit will prevail.

1.    STATEMENT OF WORK

1.1    This Agreement will be implemented through one or more Statements of Work in a format as set forth on Appendix 1 to this Exhibit entered into from time to time by NCR and the Supplier for the provision of Work Product (as defined below) and related services. This Exhibit will prevail and take precedence over all terms and conditions that are preprinted, typed, stamped or handwritten on any quotation form, invoice, acknowledgment form, or purchase order utilized by either party in the transactions covered by this Exhibit.

1.2    Each Statement of Work specifies a development to be performed under this Exhibit and will be accompanied by a corresponding specific purchase order. Each Statement of Work shall become effective only when executed by both parties. Each Statement of Work entered into under this Exhibit shall be construed to incorporate the provisions of, and to be governed by, this Exhibit.

1.3    Supplier shall furnish services and develop for NCR the Work Product in accordance with the requirements and specifications set forth in the Statement of Work and by this reference made a part hereof, and NCR hereby retains Supplier to render said services during the term of this Exhibit.

1.4    The Work Product shall be developed and delivered to NCR in accordance with the Development Schedule set forth in the Statement of Work.

1.5    The term "Work Product," as used in this Agreement, except for Supplier’s pre-existing intellectual property refers to all items in tangible and intangible form, including works of authorship, programs, derivative works, source code, object code, ideas, techniques, methods, processes, documentation and materials, that Supplier (including its employees, agents or subcontractors) creates, prepares or delivers to NCR, or otherwise produces, conceives, makes, proposes or develops, as a result of this Agreement or any Statement of Work issued hereunder to the extent that have been fully paid by NCR to Supplier, as well as all inventions and discoveries made in the course of creating, producing, conceiving, making, proposing, developing or preparing such items to the extent that the Parties have agreed and expressly set forth in applicable statement of work or addendum to this Agreement.

2.    PROJECT MANAGEMENT / PROGRESS REPORTS

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2.1    NCR will appoint an NCR Project Coordinator, as identified in a Statement of Work, who will provide NCR’s requirements, serve as NCR’s single point of contact with respect to interfacing with the Supplier, perform project reviews and determine the acceptability of the services and any Work Product that the Supplier furnishes hereunder. The Supplier will direct all communications to the NCR Project Coordinator. NCR may change its Project Coordinator upon written notice to the Supplier.

2.2    The Supplier will assign a Project Manager, as identified in a Statement of Work, who will regularly meet with NCR personnel on matters pertaining to a Statement of Work, and who will procure, manage and direct the Supplier’s resources as requested by the NCR Project Coordinator and as defined in a Statement of Work. Supplier may change its Project Manager upon written notice to NCR.

2.3    The Supplier agrees to provide NCR with weekly progress meetings at a time mutually convenient to both parties, to demonstrate the status of the services being rendered hereunder. Such periodic review meetings will be for the purpose of:

(i)    Reviewing the progress of the services being performed by the Supplier.
(ii)    Discussing and resolving any problems occurring during the performance of services by the Supplier.
(iii)    Formulating, if necessary, details or services to be rendered after such meetings.

Additional regular face to face meetings will be held (frequency to be agreed) and extraordinarily if reasonably requested by either party.

2.4
During the course of any development, the Supplier shall collect project metrics to keep track of and manage the performance of any development. At the request of NCR, the Supplier shall be required to provide details of the metrics collated during the course of the development work undertaken pursuant to a Statement of Work in at least the following areas plus any other relevant areas defined by the NCR Project Co-ordinator and Supplier Project Manager:

(i)Cost
(ii)Quality e.g. defect tracking and size
(iii)Schedule

The Supplier shall further be expected, at the request of NCR, to take part in a de-brief session with NCR at the end of any development work undertaken pursuant to a Statement of Work.

3.    SUPPLIER WARRANTIES

3.1    The Supplier warrants and represents to NCR that:

(a)    in carrying out the services described in this Exhibit and all Statements of Work issued hereunder, that Supplier will utilize industry-standard technical practices, skills, procedures, care and judgment will be employed; the services will be performed in the most expeditious and economical manner consistent with the NCR's best interests; and the Supplier will at all times cooperate with NCR so as to further NCR's best interests;

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(b)    The Supplier will provide Work Product(s) that conform to the specifications contained in the relevant Statement of Work, and as otherwise mutually agreed upon between NCR and Supplier in writing;

(c)    The Supplier will provide the services in a timely fashion per the schedule set forth in the applicable Statement of Work, as time is of the essence; However, the Supplier shall not be liable for any delay due to the negligence, breach or default of NCR or any sub-contractor designated by NCR.

(d)    Other than for material supplied by NCR, that: (a) the Work Product will be the original work of the Supplier; (b) the Supplier possesses all necessary right, title and interest in the Work Product necessary for the Supplier to grant to NCR the rights and licenses stated in this Exhibit; (c) the Work Product does not infringe on any third party’s copyright, trademark, trade secret or other intellectual property right; Notwithstanding foregoing said, the foresaid warranties shall not apply to Supplier’s compliance with the specification and/or designs provided by NCR.

(e)The Supplier is under no obligation or restriction, nor will assume any, that would interfere or present a conflict of interest with the services performed hereunder;

(f)The Supplier has not and will not pay, offer or promise to pay, or authorize the payment directly or indirectly through any other person or firm, anything of value (in the form of compensation, gift, contribution, or otherwise) to (a) any person or firm employed by or acting for or on behalf of any customer, whether private or governmental, for the purpose of inducing or rewarding any favorable action by the customer in any commercial transaction or in any governmental matter; or (b) any government official, political party or official of such party, or any candidate for political office, for the purpose of inducing or rewarding favorable action or the exercise of influence by such official, party or candidate in any commercial transaction or in any governmental matter. NCR has the right to audit Supplier from time to time to satisfy itself that no breach of the representation and warranty in this Section 3(f) has occurred. Supplier will cooperate fully in any audit conducted by or on behalf of NCR.

3.2    The Supplier will indemnify, defend and hold NCR, its successors and assigns, harmless from and against any and all claims, actions, liabilities, costs, damages, losses, expenses and causes of action (including costs of litigation and legal fees), which awarded by a final judgment: (a) resulting from a breach or alleged breach of [*****], or (b) for personal injury, including death, and damage to property arising out of or resulting from [*****].

4.    OWNERSHIP
The Work Product, the associated design right and any registered design rights, and any portion thereof completed prior to termination of the applicable Statement of Work, this Exhibit, or any renewal thereof, shall be the sole property of NCR. In addition the supplier does hereby assign all copyright in associated drawings or other artistic works as well as the copyright in all associated literary works to NCR. The Supplier shall promptly disclose and does hereby assign to NCR, its successors and assigns, any and all inventions, creations, improvements and developments, each whether or not patentable, which it may make or assist in

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making while performing the work called for under the terms of this Exhibit, or any renewal thereof. In addition the Supplier hereby assigns to NCR, its successors and assigns, all patents, applications for patents, and copyrights for such inventions, creations, improvements, and developments in any foreign country. To the extent that any pre-existing materials are contained in the Work Product, Contractor grants NCR an irrevocable, worldwide, nonexclusive, paid-up, royalty-free right and licence to use, execute, reproduce, perform, display, distribute, modify and prepare derivative works of such pre-existing material and derivative works, as well as to authorize others to do any or all of the above. The Supplier agrees to do, and to instruct employees as necessary to do, any and all acts and to execute any and all instruments, which NCR may request to secure to itself any rights relating to such inventions, creations, improvements, developments, patents, design rights, registered design rights and copyrights in the USA and in any foreign country.

5.    PAYMENT

5.1    NCR shall pay to the Supplier the Development Fee specified in, and in accordance with the payment schedule set forth in the Statement of Work. The Development Fee shall be full payment for services rendered under this Exhibit, unless otherwise set forth herein. Any payment made by NCR shall be used exclusively by the Supplier to satisfy its fees and expenses incurred in performing work under this Exhibit. NCR shall make payment to the Supplier per the terms in the Purchasing Agreement. However, if NCR is in default over payments of amounts properly due to Supplier, Supplier may suspend performance of any related Statement of Work subject to Supplier giving NCR not less than 7 working days’ notice of such intention.

5.2         All computer time and materials necessary for development of the Work Product shall be arranged for by the Supplier at its own expense.

5.3    Travel and other living expenses incurred by the Supplier during the term of this Exhibit shall be borne by the Supplier and not charged to NCR unless otherwise set forth herein. To the extent that NCR has expressly agreed in a Statement of Work to reimburse the Supplier for travel-related expenses, such expenses must be: (a) incurred by the Supplier as a sole result of rendering services hereunder, (b) approved in advance by NCR in writing, and (c) incurred in accordance with NCR’s then-current travel policies, a copy of which will be provided to the Supplier upon request.

5.4    The Supplier’s services and Work Product will be subject to review and acceptance by the NCR Project Coordinator based on the requirements of this Exhibit and the applicable Statement of Work, and final payment will not be due before such acceptance, which will not be unreasonably withheld. The Supplier will correct deficiencies found during such review at no charge to NCR. Any claims that NCR may have under this Exhibit will survive such review, acceptance and payment.

6.    TERMINATION

6.1    This Exhibit commences on the Effective Date and continues unless a party terminates the Agreement or this Exhibit in accordance with this Section 6; provided, however, that this Exhibit will remain in effect with regard to any Statement of Work(s) already in effect, unless such Statement of Work(s) is terminated as provided for herein or until performance is completed.

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6.2    NCR may terminate this Exhibit and/or any Statement of Work, in whole or in part, (i) without cause and in its sole discretion by providing Supplier with sixty (60) days prior written notice; (ii) immediately for Supplier’s breach of Section 3(f) without liability to NCR.
6.3    Either party may terminate any Statement of Work (or any portions thereof) and/or this Exhibit for breach if, after providing the other party with thirty (30) days prior written notice of such breach, the other party has failed to cure within said thirty day period or other mutually agreed upon time.
6.4    Should either party become the subject of any proceeding under state or federal law for due relief of debtors or otherwise become insolvent or bankrupt or make an assignment for the benefit of creditors, the other party may, in addition to any other right or remedy, immediately terminate this Exhibit without liability. Termination of this Exhibit will be deemed effective upon default party receipt of written notice from non-default party.
6.5    In the event NCR terminates a Statement of Work, Supplier will comply with all written NCR instructions pertaining to the terminated Statement of Work. Should NCR terminate a Statement of Work in accordance with either Section 6.2 or 6.4, NCR’s obligation pursuant to that Statement of Work, and Supplier’s exclusive remedy, will be limited to NCR paying Supplier (in accordance with the payment schedule specified in the terminated Statement of Work) for work performed and not yet paid for by NCR at the time of such termination. NCR will make such payment within 30 days after the termination notice or in NCR’s written instructions to Supplier. Supplier will have no further Liability to NCR following delivery of such Work Product.
6.6    Payments which may have been made by NCR to Supplier in advance, which are in excess of amounts due Supplier in accordance with this Section 6, will be refunded on a pro rata basis by Supplier to NCR within thirty (30) days following the effective date of termination to the NCR Project Manager specified in the affected Statement of Work. Supplier will have no further Liability to NCR following such refund.
6.7    Any property, including hardware or software, that was provided by NCR to Supplier without obligation of payment by Supplier will be immediately returned to the NCR Project Manager specified in the affected Statement of Work in the same condition that such property was received, less normal wear and tear, after Supplier received fully payment made by NCR subject to section 5 of this Exhibit .
6.8    Sections 3, 4, and 6 of this Exhibit will survive the termination or expiration of this Exhibit or any Statement of Work.

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AGREED AND ACCEPTED

THE SUPPLIER	NCR

Signature	Signature

Printed Name	Printed Name

Title	Title

Date	Date

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APPENDIX 1 TO EXHIBIT 2

STATEMENT OF WORK NO. [_____]
TO DEVELOPMENT SERVICES EXHIBIT TO
PURCHASE AGREEMENT

This Statement of Work dated [_____], by and between NCR Global Solutions Limited ("NCR") and [_____] ("the Supplier"), is governed exclusively by the terms and conditions of the Purchase Agreement and the Development Services Exhibit ("Agreement") dated [_____] between the parties. In the event of conflict, the order of precedence will be: this Statement of Work, the Exhibit, and then the Purchase Agreement. NCR and the Supplier agree as follows:

1.	PROJECT SCOPE

The Supplier will provide the following development services and Work Product :

[the scope should reference back to the particular Specification, e.g. 445-num rev title and date]

In addition, the Supplier will provide NCR with weekly / monthly [Delete as appropriate] written project statements outlining progress towards milestones, key metrics, risks and issues, to keep NCR informed about the Supplier’s progress. The Supplier shall also invoice NCR for any payment that may be due in accordance with a Statement of Work.

The Supplier will provide its services at the NCR facility located at [_____].

2.	DEVELOPMENT SCHEDULE

Activity	Deliverable Date	Cost (£)

Total Amount Payable

2.1    Project Schedule Tracking

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The development project will be tracked using the milestones detailed in this Section 2.0, unless otherwise agreed between the parties. The Supplier shall provide NCR with periodic updates as follows:

•	The detailed milestone schedule and MS Project Plan (*.MPP) schedule file to be updated every two weeks by the Supplier.

2.2    Project Updates

2.3    Meetings

In addition to normal, day-to-day communication, regular Project Update Meetings will be held:
[Specify frequency, whether face to face or teleconference and expected duration]

The NCR Project Manager will issue minutes of the Project Updates. The minutes are to be distributed a maximum of five (5) working days from the meeting / telephone call and will include: attendee list, status of previously opened items, list of new items including person(s) responsible for resolution, and summary of the project's overall status. Other items will be added as appropriate.

[OR

“The Developer’s Project Manager will issue minutes of the Project Updates. The minutes are to be distributed a maximum of 5 working days from the meeting / telephone call and will include: attendee list, status of previously opened items, list of new items including person(s) responsible for resolution, and summary of the project's overall status. Other items will be added as appropriate. NCR will be required to mutually agree these minutes”]

Other meetings, correspondence, etc. will occur as necessary. The Project Update Meeting is not intended to eliminate or replace any other forms of communication between the Parties.

2.4     Status Reports

The Supplier will provide NCR with a weekly status report outlining progress toward milestones, key metrics, and key risks and issues. It is recommended that an abridged version of the current NCR Project Control Document is used as the basis for these status reports.

2.5    Audit

NCR may conduct audits of the Suppliers development activity and Deliverables relating to this Statement of Work. These audits may be conducted at the Supplier’s office or by remote means.

3.	PERSONNEL

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NCR and the Supplier will appoint representatives to the following positions:

3.1     NCR Project Coordinator

NCR designates [_____] as NCR Project Coordinator.

3.2 The Supplier Project Manager

The Supplier designates [_____] as Project Manager.

The primary interfaces between NCR and the Supplier shall be between NCR Project Coordinator and the Supplier Project Manager.

4.	DELIVERABLES

The Supplier will provide the following specified Work Product and Deliverables:

•
[this must clearly list and describe everything NCR needs to evidence the intellectual property, including e.g., schematics, test reports and specifications, prototypes, drawings, bill of materials and AVL, source code, documentation, user or service manuals.]

5.	ACCEPTANCE PROCESS

6.	CHANGE CONTROL

In the event of any change in requirements, the Supplier and NCR shall enter into negotiations to agree upon changes in cost and schedule. An amendment to this Statement of Work shall be constructed for this purpose and shall be effective only when signed by authorized representatives of each party.

7.	PAYMENT AND PAYMENT SCHEDULE

NCR shall pay to the Supplier, as compensation for the services and all Work Products provided hereunder, a total amount of [_____]_Pounds Sterling (£_[_____]) (the “Development Fee”).

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The Development Fee will be payable in accordance with the following schedule:

Event or Date	Amount

•

•

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Total Amount Payable                                £

Each party acknowledges that it has read the Agreement and this Statement of Work (including all referenced exhibits and attachments hereto, if any), and agrees that it is the complete and exclusive understanding between the parties with respect to the Service to be provided hereunder.

IN WITNESS WHEREOF, the parties have executed this Statement of Work as of the day and year first above written.

AGREED AND ACCEPTED

THE SUPPLIER	NCR

Signature	Signature

Printed Name	Printed Name

Title	Title

Date	Date

NCR Confidential

EXHIBIT 5 TIER 2 SUPPLIERS

SUPPLIER	USI	Master Agmt	Contact	Phone Number	Email
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

NCR Confidential

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

NCR Confidential